This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                           Date Prepared: December 6, 2000



                   Delta Funding Home Equity Loan Trust 2000-4
            Home Equity Loan Asset-Backed Certificates, Series 2000-4


                                [GRAPHIC OMITTED]

                          (Class A Certificate Insurer)

---------- ------------------ -------------- --------------- ---------------- ------------------- -----------------------------
               Approximate       Tranche      Certificate       WAL (Yrs)        Pymt Window          Expected Ratings (5)
Class        Class Size (1)       Type         Coupon (2)     Call/Mat (3)    (Mos) Call/Mat (3)    S&P     Moody's    Fitch
---------- ------------------ -------------- --------------- ---------------- ------------------- -------- ---------- ---------
A             $ 98,600,000         Sen            TBD          3.15 / 3.39      1-101 / 1-220       AAA       Aaa       AAA
IO                (4)           Sen - IO          TBD              N/A               N/A            AAA       Aaa       AAA
---------- ------------------ -------------- --------------- ---------------- ------------------- -------- ---------- ---------
M1               6,000,000         Sub            TBD          5.66 / 6.21     37-101 / 37-176      AA        N/A        AA
M2               5,500,000         Sub            TBD          5.66 / 6.13     37-101 / 37-161       A        N/A        A
B                4,900,000         Sub            TBD          5.65 / 5.88     37-101 / 37-138      BBB       N/A       BBB
---------- ------------------ -------------- --------------- ---------------- ------------------- -------- ---------- ---------

---------- ------------------ -------------- --------------- ---------------- ------------------- -------- ---------- ---------
Total        $   115,000,000
---------- ------------------ -------------- --------------- ---------------- ------------------- -------- ---------- ---------

(1) The Certificates are backed primarily by the cash flow from a pool of fixed rate and adjustable rate mortgage loans as of the Closing Date (the "Initial Mortgage Loans") plus a pool of fixed rate and adjustable rate mortgage loans deposited in the trust after the Cut-off Date (the "Pre-Funded Mortgage Loans"), collectively the "Mortgage Loans". The Class Sizes are subject to a +/- 5% variance.
(2) All Certificates are subject to an available funds cap. The coupon on the Class A, M-1, M-2 and B Certificates will increase by [0.50]% after the first date on which the Clean-up Call is exercisable.
(3) See "Pricing Prepayment Speed" herein.
(4) The Class IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which initially equals $18,000,000 and reduces to $0.00 from month 2 through month 37, pursuant to the IO Notional Balance Schedule herein and remains at $0.00 thereafter.
(5) The Seller contemplates only S&P and Fitch will rate the Class M-1, Class M-2 and Class B Certificates.


[GRAPHIC OMITTED]

Seller:                        Delta Funding Corporation.

Servicer:                      Countrywide Home Loans, Inc.

Underwriters:                  Greenwich Capital Markets, Inc. (Lead Manager), Countrywide Securities (Co-Manager).

Trustee:                       Wells Fargo Bank Minnesota, N.A. ("Wells Fargo").

[Custodian:                    Bank One, N.A. ("Bank One").]

Class A Certificate Insurer:   Financial Security Assurance Corporation  ("FSA," the "Insurer").

Rating Agencies:               S&P, Moody's and Fitch (Moody's rates only the Class A Certificates).

Cut-off Date:                  The close of business on December 1, 2000 (for any Mortgage Loan originated after the Cut-off Date, the origination date of the Mortgage Loan).

Pricing Date:                  On or about December [7], 2000.

Closing Date:                  On or about December [14], 2000.

Settlement Date:               On or about December [14], 2000, through DTC, Euroclear or Clearstream, Luxembourg.

Distribution Date:             The 15th day of each month (or the next succeeding business day) commencing on January 15, 2001.

Certificates Offered:          The "Senior Certificates" (or the "Class A Certificates") will consist of (i) the Class A and Class IO Certificates. The "Subordinate Certificates" will consist of the Class M-1, Class M-2 and Class B Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:              The Certificates will settle with accrued interest. The price to be paid by investors for the Certificates will include accrued interest from December 1, 2000 up to, but not including, the
                               Settlement Date (13 days).

Interest Accrual Period:       The interest accrual period for the Certificates with respect to any Distribution
                               Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:            It is anticipated that the Certificates will be treated as REMIC regular interests for tax purposes.

Registration:                  The Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and the
                               Euroclear system.

ERISA Eligibility:             The Certificates are expected to be ERISA eligible.

SMMEA Eligibility:             The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Mortgage Loans:                As of the Cut-Off Date, the aggregate principal balance of the Mortgage Loans described herein was approximately $75,461,059, (the "Statistic Calculation Mortgage Loans"). The Statistic Calculation
                               Mortgage Loans consist of the Fixed Rate and Adjustable Rate Mortgage Loans, as described below.
                               See attached collateral descriptions for more information. On or prior to the Closing Date, additional mortgage loans having similar characteristics to the Statistic Calculation Mortgage


[GRAPHIC OMITTED]

                               Loans will be added to the trust (the "Additional Mortgage Loans", and together with the Statistic
                               Calculation Mortgage Loans, the "Initial Mortgage Loans"). A deposit (the "Pre-Funded Amount") will be made to a pre-funding account on the Closing Date. On or prior to [January 31, 2001], (the
                               "Pre-Funding Period"), the Pre-Funded Amount on deposit in the pre-funding account will be used to purchase subsequent Mortgage Loans (to the extent funds are available) having similar characteristics to the Initial Mortgage Loans, with any unused portion of such deposit amount to be distributed as principal on the Certificates (the "Pre-Funded Mortgage Loans" and together with the
                               Initial Mortgage Loans, the "Mortgage Loans").

Fixed Rate Mortgage Loans:     Approximately $69,866,037 of the Statistic Calculation Mortgage Loans.

Adjustable Rate
Mortgage Loans:                Approximately $5,595,022 of the Statistic Calculation Mortgage Loans consists of 3/27 adjustable rate mortgage loans which adjust based on the Six-Month LIBOR index.

Pricing Prepayment Speed:      The Certificates were priced based on the following prepayment assumptions:

                               Fixed Rate Mortgage Loans: 115% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months).
                               Adjustable Rate Mortgage Loans: 100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months).

Optional Termination:          The terms of the transaction allow for a clean-up call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the initial aggregate principal balance of the Initial Mortgage Loans, plus the original
                               Pre-Funded Amount.

Available Funds Cap:           As to any Distribution Date, a per annum rate equal to:
                               (i)   the weighted average gross rate of the Mortgage Loans less servicing and trustee fee rates;
                                     minus
                               (ii)  the insurer premium rate with respect to the Class A Certificates; minus
                               (iii) the certificate rate on the Class IO Certificates multiplied by a fraction equal to:
                                     (a) the notional balance of the Class IO Certificates prior to such Distribution Date, divided by
                                     (b) the balance of the Mortgage Loans.

Net Rate Cap Carryover:         As to any Distribution Date and the Senior and Subordinate Certificates, the sum of:
                                (i)   the excess, if any, of interest due such Certificates (calculated without regard to the
                                      Available Funds Cap) over interest due such Certificates at a rate equal to the Available
                                      Funds Cap;
                                (ii)  any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates; and
                                (iii) interest on the amount in clause (ii) at the related certificate rate
                                      (without regard to the Available Funds Cap).

Credit Enhancement:            Credit enhancement for the Certificates will consist of (i) for the Class A Certificates only, a
                               Monoline Insurance Policy (the "Policy"), (ii) Excess Interest Collections (defined below), (iii)
                               overcollateralization and (iv) the subordination of Certificates with lower payment priorities.


[GRAPHIC OMITTED]

Credit Enhancement
Percentages:
                                                                      Target Credit Enh.
                                   Initial Credit Enh.             After Stepdown Date (1)
                                  ----------------------           -----------------------
                                  Rating         Percent            Rating         Percent
                                    AAA          14.26%               AAA          32.52%
                                    AA            9.04%               AA           22.09%
                                     A            4.26%               A            12.52%
                                    BBB           0.00%               BBB           4.00%

                               (1) Includes OC Target, assuming a Trigger Event is not in effect.
                                   OC Target for month 1 through 3 is zero.

Insurance Policy:              The Policy will guarantee the timely payment of interest and ultimate payment of principal on the
                               Class A Certificates. The Policy does not cover the Class IO, Class M-1, Class M-2 or Class B
                               Certificates.

Excess Interest Collections:   For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i)
                               the interest paid on the Certificates; (ii) the servicing and trustee fees paid in respect of the
                               Mortgage Loans; (iii) the insurer premium paid and any unreimbursed draws on the Policy.

Overcollateralization
Amount:                        Beginning month 4, the Certificateholders will be entitled to receive distributions of Excess
                               Interest Collections as principal until the Overcollateralization Amount equals the Required
                               Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the
                               "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal
                               Balance"). On any Distribution Date, after the third Distribution Date, on which the Mortgage Loan
                               Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization
                               Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

Required Overcollateralization
Amount:                        On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:
                               (i)   prior to the Stepdown Date, 2.00% of the initial balance of the Certificates.
                               (ii)  on or after the Stepdown Date,  the greater of:
                                      (a) the lesser of:
                                          (x) 2.00% of the initial balance of the Certificates; and
                                          (y) 4.00%  of the current balance of the Mortgage Loans;
                                      (b)  0.50% of the initial balance of the Certificates (the "OC Floor").

                               On any Distribution Date on which a Cumulative Loss Event has occurred, the Required
                               Overcollateralization Amount is equal to [2.00% of the initial aggregate principal balance of the
                               Certificates].

                               On any Distribution Date on which a Delinquency Event has occurred, the Required
                               Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution date.

Cumulative Loss Event:         The occurrence of certain rates of cumulative losses during certain periods of time as specified in the Pooling and Servicing Agreement.

[GRAPHIC OMITTED]

Delinquency Event:             The three-month  rolling average of the percentage of Mortgage Loans 60+ days delinquent exceeds 50% of the percentage equal to the credit enhancement provided to the Senior Certificates.

Stepdown Date:                 The later to occur of:
                               (i)   the earlier to occur of:
                                     (a)   the Distribution Date occurring in January 2004; and
                                     (b)   the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                               (ii) the first Distribution Date on which the credit enhancement provided to the Senior
                                    Certificates is at least equal to 32.52%.

Subordination
Increase Amount:               As to any Distribution Date after the third Distribution Date, the lesser of the Subordination
                               Deficiency and Excess Interest Collections.

Subordination Deficiency:      As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the
                               Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:              As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage
                               Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                               Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:     Available Funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                               1.  To the Custodian and Trustee, the related fees and to the Insurer, the premium payable on the
                                   Senior Certificates;
                               2.  To the Senior Certificates, the related interest due;
                               3.  To the Senior Certificates, the related interest due to the extent not paid pursuant to clause
                                   2 above;
                               4.  Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related interest due;
                               5.  To the Senior Certificates, the Senior Principal Distribution Amount for such Distribution
                                   Date, excluding any Subordination Increase Amount;
                               6.  To the Insurer, any reimbursement amounts due for prior draws on the Policy;
                               7.  Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;
                               8.  To the Certificates, the related Subordination Increase Amount, distributed as in priorities 5 and 7 above;
                               9.  Sequentially, to the Class M-1, Class M-2 and Class B Certificates, any interest and principal shortfalls;
                               10. Sequentially, to the Class A, Class M-1, Class M-2 and Class B Certificates, in that order, the related Net Rate Cap Carryover;
                               11. To the Trustee, reimbursement for any expenses incurred by a servicing transfer related to the resignation or termination of the Servicer;
                               12. To the residual certificates, any remaining amounts.

[GRAPHIC OMITTED]

Principal Distribution
Amount:                        As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such
                               Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC
                               Amount and (b) the Subordination Increase Amount.


Senior Principal Distribution
Amount:                        As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency
                               Event or Cumulative Loss Event, the lesser of (i) 100% of the Principal Distribution Amount and
                               (ii) the balance of the Class A Certificates.

                               As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the
                               Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) 67.48% of the balance of the Mortgage Loans as of the end of the related due period and (b) the balance of the
                               Mortgage Loans as of such Distribution Date less the OC Floor.

Allocation of Losses:          Losses not covered by the available credit enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1 Certificates).

Class IO Notional
Balance Schedule:              The notional balance of the Class IO Certificates will be equal to the lesser of the balance of the
                               Mortgage Loans and the balance indicated in the schedule provided below.


                                Distribution Month           Notional Balance
                                ------------------           ----------------
                                1 to 3                            $18,000,000
                                4 to 6                             17,500,000
                                7 to 9                             16,750,000
                                10 to 12                           16,250,000
                                13 to 15                           15,750,000
                                16 to 18                           15,500,000
                                19 to 21                           14,250,000
                                22 to 24                           12,500,000
                                25 to 27                           10,500,000
                                28 to 30                            9,500,000
                                31 to 33                            8,000,000
                                34 to 36                            7,000,000
                                37 and after                                0


[GRAPHIC OMITTED]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[GRAPHIC OMITTED]

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                                Yield Tables (%)

-----------------------------------------------------------------------------------------------------------------------------------
Class A to Call
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100                   7.196           7.180          7.162           7.15           7.124           7.103          7.076
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                      6.62            4.76           3.64           3.15            2.45            2.07           1.73
 MDUR (yr)                     4.55            3.58           2.90           2.58            2.09            1.81           1.54
 First Prin Pay             1/15/01         1/15/01        1/15/01        1/15/01         1/15/01         1/15/01        1/15/01
 Last Prin Pay             12/15/18        12/15/13       10/15/10        5/15/09         5/15/07         5/15/06        7/15/05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class A to Maturity
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100                   7.206           7.197          7.184          7.175           7.154           7.136          7.113
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                      6.98            5.10           3.91           3.39            2.63            2.23           1.86
 MDUR (yr)                     4.64            3.69           3.02           2.69            2.19            1.90           1.62
 First Prin Pay             1/15/01         1/15/01        1/15/01        1/15/01         1/15/01         1/15/01        1/15/01
 Last Prin Pay             10/15/29        10/15/26       12/15/21        4/15/19         1/15/15        11/15/12        2/15/11
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-1 to Call
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 97-14+                7.558           7.633          7.719          7.778           7.876           7.918          7.922
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                     12.23            8.75           6.60           5.66            4.55            4.18           4.13
 MDUR (yr)                     7.59            6.08           4.95           4.39            3.70            3.46           3.45
 First Prin Pay             3/15/07         5/15/05        5/15/04        1/15/04         3/15/04         5/15/04        8/15/04
 Last Prin Pay             12/15/18        12/15/13       10/15/10        5/15/09         5/15/07         5/15/06        7/15/05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-1 to Maturity
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 97-14+                7.563           7.638          7.722          7.778           7.870           7.910          7.914
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                     13.10            9.54           7.22           6.21            4.97            4.53           4.44
 MDUR (yr)                     7.77            6.33           5.19           4.63            3.92            3.67           3.64
 First Prin Pay             3/15/07         5/15/05        5/15/04        1/15/04         3/15/04         5/15/04        8/15/04
 Last Prin Pay             10/15/27        10/15/22       11/15/17        8/15/15         3/15/12         5/15/10        1/15/09
-----------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
                                Yield Tables (%)

-----------------------------------------------------------------------------------------------------------------------------------
Class M-2 to Call
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 94-17+                7.959           8.132          8.333          8.470           8.711           8.840          8.921
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                     12.23            8.75           6.60           5.66            4.50            4.04           3.80
 MDUR (yr)                     7.49            6.01           4.89           4.34            3.63            3.33           3.17
 First Prin Pay             3/15/07         5/15/05        5/15/04        1/15/04         2/15/04         3/15/04        4/15/04
 Last Prin Pay             12/15/18        12/15/13       10/15/10        5/15/09         5/15/07         5/15/06        7/15/05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-2 to Maturity
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 94-17+                7.955            8.12          8.310          8.438           8.664           8.787          8.864
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                     13.02            9.44           7.14           6.13            4.86            4.35           4.06
 MDUR (yr)                     7.65            6.22           5.10           4.55            3.81            3.51           3.34
 First Prin Pay             3/15/07         5/15/05        5/15/04        1/15/04         2/15/04         3/15/04        4/15/04
 Last Prin Pay              8/15/26         2/15/21        5/15/16        5/15/14         3/15/11         7/15/09        4/15/08
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class B to Call
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 87-21+                8.983           9.405          9.896         10.231          10.838          11.197         11.487
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                     12.21            8.74           6.59           5.65            4.47            3.96           3.63
 MDUR (yr)                     7.23            5.83           4.75           4.22            3.51            3.20           2.98
 First Prin Pay             3/15/07         5/15/05        5/15/04        1/15/04         1/15/04         1/15/04        1/15/04
 Last Prin Pay             12/15/18        12/15/13       10/15/10        5/15/09         5/15/07         5/15/06        7/15/05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class B to Maturity
Coupon:   7.15%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Prepay Speed          50% PPC         75% PPC       100% PPC       115% PPC        150% PPC        175% PPC       200% PPC
ARM Prepay Speed            35% PPC         50% PPC        75% PPC       100% PPC        125% PPC        150% PPC       200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 87-21+                8.970           9.378          9.852         10.174          10.760          11.110         11.391
-----------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                     12.62            9.07           6.85           5.88            4.64            4.11           3.76
 MDUR (yr)                     7.30            5.92           4.85           4.31            3.60            3.28           3.06
 First Prin Pay             3/15/07         5/15/05        5/15/04        1/15/04         1/15/04         1/15/04        1/15/04
 Last Prin Pay              4/15/24         6/15/18        4/15/14        6/15/12         9/15/09         5/15/08        3/15/07
-----------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                          All Amounts Subject to Change
                             Preliminary Information
                               Data as of 12/1/00

                       DELTA HOME EQUITY LOAN TRUST 2000-4
                       -----------------------------------

PRODUCT:                                   3/27 ARM & Fixed Rate

TOTAL CURRENT BALANCE:                               $75,461,058.87

NUMBER OF                                                     1,115
LOANS:

                                                           AVG/WAVG                         MIN               MAX
                                                         ----------                         ---               ---
AVG CURRENT BALANCE:                                     $67,678.08                   $5,881.77       $299,932.02

WAVG GROSS COUPON:                                         12.48114%                      8.39%          15.99000%


WAVG GROSS MARGIN:                                           6.9071%                      4.29%              8.74%

WAVG PERIOD RATE CAP:                                        1.0000%                      1.00%              1.00%

WAVG MIN INT RATE:                                          12.9881%                     10.44%             15.54%

WAVG MAX INT RATE:                                          19.9881%                     17.44%             22.54%


WAVG NEXT RESET:                                                 35  months           34 months                36  months


WAVG COMB LTV:                                                70.21%                     10.00%             90.00%


WAVG FICO SCORE:                                                575                         360               793


WAVG ORIGINAL TERM:                                          326.64  months           60 months               360  months

WAVG REMAINING TERM:                                         325.52  months           58 months               360  months

WAVG SEASONING:                                                1.12  months            0 months                 3  months


TOP PREPAY CONC ($):                      75.42% Prepayment Penalty, 24.58%  No Prepayment Penalty

WAVG PREPAY TERM:                                                31  months            0 months                60  months


TOP STATE CONC ($):                      27.76% New York, 10.07% Pennsylvania, 9.87% New Jersey
MAX ZIP CODE CONC ($):                   1.27%  11221  (Brooklyn, NY)

FIRST PAY DATE:                                                                    Sep 01, 2000      Jan 20, 2001
NEXT RATE ADJ DATE:                                                                Sep 01, 2003      Nov 06, 2003
MATURE DATE:                                                                       Sep 12, 2005      Dec 01, 2030


[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
CURRENT BALANCE ($):                                  Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
    5,882  -    50,000                                               534            17,285,430.30                    22.91
   50,001  -   100,000                                               369            26,282,014.21                    34.83
  100,001  -   150,000                                               138            17,034,570.17                    22.57
  150,001  -   200,000                                                42             7,226,489.35                     9.58
  200,001  -   250,000                                                21             4,646,110.99                     6.16
  250,001  -   299,933                                                11             2,986,443.85                     3.96
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
GROSS COUPON (%):                                     Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
  8.39000  -  8.50000                                                  1                96,000.00                     0.13
  8.50001  -  9.00000                                                  5               334,321.00                     0.44
  9.00001  -  9.50000                                                 11             1,201,866.58                     1.59
  9.50001  - 10.00000                                                 28             2,379,557.08                     3.15
 10.00001  - 10.50000                                                 25             2,108,944.07                     2.79
 10.50001  - 11.00000                                                 73             5,186,644.26                     6.87
 11.00001  - 11.50000                                                 79             5,462,994.22                     7.24
 11.50001  - 12.00000                                                155            11,396,146.93                    15.10
 12.00001  - 12.50000                                                128             8,379,931.16                    11.10
 12.50001  - 13.00000                                                184            12,725,498.74                    16.86
 13.00001  - 13.50000                                                114             7,735,390.84                    10.25
 13.50001  - 14.00000                                                128             8,758,672.03                    11.61
 14.00001  - 14.50000                                                 99             5,695,536.10                     7.55
 14.50001  - 15.00000                                                 72             3,519,912.89                     4.66
 15.00001  - 15.50000                                                  7               231,145.04                     0.31
 15.50001  - 15.99000                                                  6               248,497.93                     0.33
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================


[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                       % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
GROSS MARGIN (%):                                     Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
  4.290  -  4.500                                                      1                93,564.15                     1.67
  4.501  -  5.000                                                      1                69,971.82                     1.25
  5.001  -  5.500                                                      4               270,357.17                     4.83
  5.501  -  6.000                                                      7               619,140.56                    11.07
  6.001  -  6.500                                                     11             1,080,138.56                    19.31
  6.501  -  7.000                                                      7               579,128.24                    10.35
  7.001  -  7.500                                                     25             1,382,529.32                    24.71
  7.501  -  8.000                                                     24               990,173.69                    17.70
  8.001  -  8.500                                                      4               216,669.04                     3.87
  8.501  -  8.740                                                      4               293,348.98                     5.24
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                                 88             5,595,021.53                   100.00
================================================   ======================   ======================  =======================


                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
PERIOD RATE CAP (%):                                  Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
   1.000                                                              88             5,595,021.53                   100.00
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                                 88             5,595,021.53                   100.00
================================================   ======================   ======================  =======================


                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
MIN INTEREST RATE CAP (%):                            Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 10.44000  - 10.50000                                                  1                69,971.82                     1.25
 10.50001  - 11.00000                                                  4               468,732.46                     8.38
 11.00001  - 11.50000                                                  5               399,294.00                     7.14
 11.50001  - 12.00000                                                  8               806,133.50                    14.41
 12.00001  - 12.50000                                                  5               375,579.36                     6.71
 12.50001  - 13.00000                                                 10               743,067.07                    13.28
 13.00001  - 13.50000                                                  5               221,922.40                     3.97
 13.50001  - 14.00000                                                 16               844,351.08                    15.09
 14.00001  - 14.50000                                                 19               938,412.84                    16.77
 14.50001  - 15.00000                                                 13               650,221.20                    11.62
 15.00001  - 15.50000                                                  1                45,843.88                     0.82
 15.50001  - 15.54000                                                  1                31,491.92                     0.56
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                                 88             5,595,021.53                   100.00
================================================   ======================   ======================  =======================


[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
MAX INTEREST RATE CAP (%):                            Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 17.44000  - 17.50000                                                  1                69,971.82                     1.25
 17.50001  - 18.00000                                                  4               468,732.46                     8.38
 18.00001  - 18.50000                                                  5               399,294.00                     7.14
 18.50001  - 19.00000                                                  8               806,133.50                    14.41
 19.00001  - 19.50000                                                  5               375,579.36                     6.71
 19.50001  - 20.00000                                                 10               743,067.07                    13.28
 20.00001  - 20.50000                                                  5               221,922.40                     3.97
 20.50001  - 21.00000                                                 16               844,351.08                    15.09
 21.00001  - 21.50000                                                 19               938,412.84                    16.77
 21.50001  - 22.00000                                                 13               650,221.20                    11.62
 22.00001  - 22.50000                                                  1                45,843.88                     0.82
 22.50001  - 22.54000                                                  1                31,491.92                     0.56
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                                 88             5,595,021.53                   100.00
================================================   ======================   ======================  =======================


                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
MONTH TO NEXT CHANGE DATE                             Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 September 2003                                                       39             2,322,026.66                    41.50
 October 2003                                                         44             2,857,691.35                    51.08
 November 2003                                                         5               415,303.52                     7.42
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                                 88             5,595,021.53                   100.00
================================================   ======================   ======================  =======================

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
ORIGINAL TERM (MONTHS):                               Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
  60  -  90                                                            6               169,554.99                     0.22
  91  - 150                                                           48             2,026,126.31                     2.68
 151  - 210                                                          164             8,141,018.09                    10.79
 211  - 270                                                           60             3,472,666.40                     4.60
 271  - 330                                                           18             1,486,644.36                     1.97
 331  - 360                                                          819            60,165,048.72                    79.73
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================


[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
REMAINING TERM (MONTHS):                              Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
  58  -  60                                                            2                52,522.45                     0.07
  61  - 120                                                           47             1,867,074.94                     2.47
 121  - 180                                                          166             8,201,637.26                    10.87
 181  - 240                                                           59             3,287,363.33                     4.36
 241  - 300                                                           22             1,887,412.17                     2.50
 301  - 360                                                          819            60,165,048.72                    79.73
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
SEASONING (MONTHS):                                   Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
   (less than or equal to) 0                                         266            16,995,006.01                    22.52
   1  -   3                                                          849            58,466,052.86                    77.48
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
COMB LTV (%):                                         Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
  10.00  -  10.00                                                      1                13,000.00                     0.02
  15.01  -  20.00                                                      1                19,917.02                     0.03
  20.01  -  25.00                                                      6               172,469.32                     0.23
  25.01  -  30.00                                                     13               489,307.71                     0.65
  30.01  -  35.00                                                      7               339,058.01                     0.45
  35.01  -  40.00                                                     24               993,590.46                     1.32
  40.01  -  45.00                                                     24             1,196,566.72                     1.59
  45.01  -  50.00                                                     55             3,210,964.85                     4.26
  50.01  -  55.00                                                     57             3,706,495.62                     4.91
  55.01  -  60.00                                                    104             5,231,053.59                     6.93
  60.01  -  65.00                                                    118             8,254,988.51                    10.94
  65.01  -  70.00                                                    182            13,126,127.19                    17.39
  70.01  -  75.00                                                    185            14,793,209.13                    19.60
  75.01  -  80.00                                                    207            13,922,405.88                    18.45
  80.01  -  85.00                                                     84             6,283,069.34                     8.33
  85.01  -  90.00                                                     47             3,708,835.52                     4.91
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================



[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
FICO SCORE:                                           Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
     N/A                                                              80             3,306,151.83                     4.38
 350  -  400                                                           1                36,495.19                     0.05
 401  -  450                                                          21             1,337,847.42                     1.77
 451  -  500                                                         154             9,050,562.51                    11.99
 501  -  550                                                         293            18,744,101.32                    24.84
 551  -  600                                                         269            18,653,842.78                    24.72
 601  -  650                                                         164            12,675,740.55                    16.80
 651  -  700                                                          80             6,699,025.11                     8.88
 700  -  750                                                          46             4,005,945.92                     5.31
 750  -  793                                                           7               951,346.24                     1.26
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
PREPAY TERM (MONTHS):                                 Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
   0                                                                 298            18,549,528.29                    24.58
  12                                                                 204            17,340,867.83                    22.98
  24                                                                  31             1,586,593.95                     2.10
  36                                                                 475            31,860,557.93                    42.22
  60                                                                 107             6,123,510.87                     8.11
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================


                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
LIEN:                                                 Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 First Lien                                                          921            67,340,478.56                    89.24
 Second Lien                                                         194             8,120,580.31                    10.76
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================


                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
OCCUPANCY:                                            Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 Primary                                                             890            58,338,215.09                    77.31
 Non-owner                                                           225            17,122,843.78                    22.69
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================



[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
PROPERTY TYPE:                                        Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 Single Family                                                       812            48,735,340.82                    64.58
 Two-Four Family                                                     135             9,947,356.42                    13.18
 Mixed Use                                                            73             7,832,224.50                    10.38
 Five-Eight Family                                                    62             6,790,517.13                     9.00
 Condominium                                                          33             2,155,620.00                     2.86
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================

                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
DOCUMENTATION:                                        Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 Full Documentation                                                  768            49,871,328.40                    66.09
 No Income Verification                                              202            16,533,901.10                    21.91
 Limited Documentation                                               124             7,487,812.14                     9.92
 Stated Income Documentation                                          21             1,568,017.23                     2.08
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================



                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
GRADE:                                                Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 A                                                                   537            42,387,144.97                    56.17
 B                                                                   202            12,526,728.92                    16.60
 C                                                                   214            12,269,712.54                    16.26
 D                                                                   162             8,277,472.44                    10.97
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================


                                                                                                        % of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
AMORTIZATION:                                         Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 Fully Amortizing                                                  1,115            75,461,058.87                   100.00
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================


[GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                        of Aggregate
                                                                              Principal Balance       Principal Balance
                                                         Number of            Outstanding as of       Outstanding as of
STATE:                                                Mortgage Loans          the Cut-off Date         the Cut-off Date
------------------------------------------------   ----------------------   ----------------------  -----------------------
 Arizona                                                               2               103,683.19                     0.14
 Arkansas                                                             10               417,291.11                     0.55
 California                                                            2                94,089.72                     0.12
 Colorado                                                              4               276,372.74                     0.37
 Connecticut                                                          33             2,582,592.07                     3.42
 Delaware                                                              8               527,983.05                     0.70
 District of Columbia                                                  4               333,478.53                     0.44
 Florida                                                              45             2,523,773.20                     3.34
 Georgia                                                              29             1,641,345.08                     2.18
 Illinois                                                             79             6,168,818.28                     8.17
 Indiana                                                              31             1,621,406.51                     2.15
 Kansas                                                                3                97,128.16                     0.13
 Kentucky                                                              5               250,015.92                     0.33
 Louisiana                                                            22               995,408.54                     1.32
 Maine                                                                 3               177,047.24                     0.23
 Maryland                                                             39             2,044,924.49                     2.71
 Massachusetts                                                        29             2,728,846.45                     3.62
 Michigan                                                             42             1,689,170.31                     2.24
 Mississippi                                                          18               725,302.25                     0.96
 Missouri                                                             32             1,914,370.77                     2.54
 Nebraska                                                              1                53,990.48                     0.07
 New Hampshire                                                         5               364,927.23                     0.48
 New Jersey                                                           77             7,450,836.74                     9.87
 New York                                                            224            20,946,701.29                    27.76
 North Carolina                                                       41             2,857,608.74                     3.79
 Ohio                                                                108             5,883,249.52                     7.80
 Oklahoma                                                              1                25,000.00                     0.03
 Oregon                                                                1                74,683.45                     0.10
 Pennsylvania                                                        159             7,597,563.56                    10.07
 Rhode Island                                                         10               638,120.68                     0.85
 South Carolina                                                        7               324,466.13                     0.43
 Tennessee                                                            20             1,193,594.65                     1.58
 Vermont                                                               1               104,951.06                     0.14
 Virginia                                                             14               763,889.88                     1.01
 Washington                                                            1                35,000.00                     0.05
 West Virginia                                                         5               233,427.85                     0.31
------------------------------------------------   ----------------------   ----------------------  -----------------------
TOTAL                                                              1,115            75,461,058.87                   100.00
================================================   ======================   ======================  =======================




[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

PRODUCT:                           Fixed Rate

TOTAL CURRENT BALANCE:             $ 69,866,037.34

NUMBER OF LOANS:                     1,027

AVERAGE CURRENT BALANCE:           $    68,029.25                  RANGE: $  5,881.77 - $   299,932.02

WEIGHTED AVERAGE GROSS COUPON:           12.44054%                 RANGE:     8.39000 - 15.99000%

WEIGHTED AVERAGE COMB LTV:                  70.41%                 RANGE:       10.00 -    90.00%

WEIGHTED AVERAGE FICO SCORE:                  580                  RANGE:           0 -      793

WEIGHTED AVERAGE ORIGINAL TERM:            323.97 months           RANGE:       60.00 -    360.00 months
WEIGHTED AVERAGE REMAINING TERM:           322.86 months           RANGE:       58.00 -    360.00 months
WEIGHTED AVERAGE SEASONING:                  1.10 months           RANGE:        0.00 -      3.00 months

TOP PREPAYMENT CONCENTRATIONS ($):          73.88% Prepayment Penalty, 26.12 % No Prepayment Penalty

WEIGHTED AVERAGE PREPAY TERM:                  30 months           RANGE:           0 -        60 months

TOP STATE CONCENTRATIONS ($):               29.81% New York, 10.34% New Jersey, 10.16% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):          1.37% 11221 (Brooklyn, NY)

FIRST PAY DATE:                            Sep 01, 2000 - Jan 20, 2001
MATURE DATE:                               Sep 12, 2005 - Dec 01, 2030
----------------------------------------------------------------------------------------------------------------------
                                                              CURRENT
                                                         PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                         -----------------      ------     ----------    ------
CURRENT BALANCE:              5,882  -     50,000            15,809,373.63       22.63          491       47.81
                             50,001  -    100,000            24,092,544.03       34.48          338       32.91
                            100,001  -    150,000            15,794,268.46       22.61          128       12.46
                            150,001  -    200,000             6,537,296.38        9.36           38        3.70
                            200,001  -    250,000             4,646,110.99        6.65           21        2.04
                            250,001  -    299,932             2,986,443.85        4.27           11        1.07

GROSS COUPON:               8.39000  -   8.50000                 96,000.00        0.14            1        0.10
                            8.50001  -   9.00000                334,321.00        0.48            5        0.49
                            9.00001  -   9.50000              1,201,866.58        1.72           11        1.07
                            9.50001  -  10.00000              2,379,557.08        3.41           28        2.73
                           10.00001  -  10.50000              2,038,972.25        2.92           24        2.34
                           10.50001  -  11.00000              4,717,911.80        6.75           69        6.72
                           11.00001  -  11.50000              5,063,700.22        7.25           74        7.21
                           11.50001  -  12.00000             10,590,013.43       15.16          147       14.31
                           12.00001  -  12.50000              8,004,351.80       11.46          123       11.98
                           12.50001  -  13.00000             11,982,431.67       17.15          174       16.94
                           13.00001  -  13.50000              7,513,468.44       10.75          109       10.61
                           13.50001  -  14.00000              7,914,320.95       11.33          112       10.91
                           14.00001  -  14.50000              4,757,123.26        6.81           80        7.79
                           14.50001  -  15.00000              2,869,691.69        4.11           59        5.74
                           15.00001  -  15.50000                185,301.16        0.27            6        0.58
                           15.50001  -  15.99000                217,006.01        0.31            5        0.49

 ORIGINAL TERM:            60 - 90                              169,554.99        0.24            6        0.58
                           91 - 150                           2,026,126.31        2.90           48        4.67
                          151 - 210                           8,141,018.09       11.65          164       15.97
                          211 - 270                           3,472,666.40        4.97           60        5.84
                          271 - 330                           1,486,644.36        2.13           18        1.75
                          331 - 360                          54,570,027.19       78.11          731       71.18
----------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 1/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

                                                              CURRENT
                                                         PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                         -----------------      ------     ----------    ------
REMAINING TERM:            58 - 60                               52,522.45        0.08             2       0.19
                           61 - 120                           1,867,074.94        2.67            47       4.58
                          121 - 180                           8,201,637.26       11.74           166      16.16
                          181 - 240                           3,287,363.33        4.71            59       5.74
                          241 - 300                           1,887,412.17        2.70            22       2.14
                          301 - 360                          54,570,027.19       78.11           731      71.18

SEASONING:                (less than or equal to) 0          16,579,702.49       23.73           261      25.41
                             1  -   3                        53,286,334.85       76.27           766      74.59

COMB LTV:                 10.00   -  10.00                       13,000.00        0.02             1       0.10
                          15.01   -  20.00                       19,917.02        0.03             1       0.10
                          20.01   -  25.00                      172,469.32        0.25             6       0.58
                          25.01   -  30.00                      403,323.63        0.58            10       0.97
                          30.01   -  35.00                      273,661.23        0.39             6       0.58
                          35.01   -  40.00                      900,616.29        1.29            21       2.04
                          40.01   -  45.00                    1,090,108.69        1.56            20       1.95
                          45.01   -  50.00                    2,994,524.99        4.29            50       4.87
                          50.01   -  55.00                    3,125,618.81        4.47            50       4.87
                          55.01   -  60.00                    4,717,301.49        6.75            93       9.06
                          60.01   -  65.00                    7,840,224.51       11.22           108      10.52
                          65.01   -  70.00                   12,022,945.73       17.21           166      16.16
                          70.01   -  75.00                   13,799,084.81       19.75           173      16.85
                          75.01   -  80.00                   12,795,256.56       18.31           193      18.79
                          80.01   -  85.00                    6,155,648.74        8.81            83       8.08
                          85.01   -  90.00                    3,542,335.52        5.07            46       4.48

FICO SCORE:              (less than or equal to) 0.00         3,034,257.08        4.34            72       7.01
                         350.01   - 400.00                       36,495.19        0.05             1       0.10
                         400.01   - 450.00                    1,027,913.50        1.47            16       1.56
                         450.01   - 500.00                    6,234,906.04        8.92           112      10.91
                         500.01   - 550.00                   17,366,863.71       24.86           271      26.39
                         550.01   - 600.00                   18,085,150.02       25.89           261      25.41
                         600.01   - 650.00                   12,551,555.13       17.97           162      15.77
                         650.01   - 700.00                    6,571,604.51        9.41            79       7.69
                         700.01   - 750.00                    4,005,945.92        5.73            46       4.48
                         750.01   - 793.00                      951,346.24        1.36             7       0.68

PREPAY TERM:               0                                 18,246,833.35       26.12           295      28.72
                          12                                 17,298,175.53       24.76           203      19.77
                          24                                  1,586,593.95        2.27            31       3.02
                          36                                 26,876,265.91       38.47           393      38.27
                          60                                  5,858,168.60        8.38           105      10.22

LIEN:                    First Lien                          61,745,457.03       88.38           833      81.11
                         Second Lien                          8,120,580.31       11.62           194      18.89

OCCUPANCY:               Primary                             53,037,796.11       75.91           807      78.58
                         Non-owner                           16,828,241.23       24.09           220      21.42

PROPERTY TYPE:           Single Family                       44,222,032.81       63.30           739      71.96
                         Two-Four Family                      8,962,024.97       12.83           122      11.88
                         Mixed Use                            7,832,224.50       11.21            73       7.11
                         Five-Eight Family                    6,790,517.13        9.72            62       6.04
                         Condominium                          2,059,237.93        2.95            31       3.02

PURPOSE:                 Cash Out Refinance                  38,169,841.51       54.63           616      59.98
                         Debt Consolidation                  15,197,462.06       21.75           217      21.13
                         Purchase                            10,666,120.02       15.27           118      11.49
                         Rate/Term Refinance                  5,832,613.75        8.35            76       7.40
----------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 2/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

                                                                CURRENT
                                                           PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                           -----------------      ------     ----------    ------
DOCUMENTATION:             Full Documentation                  45,613,262.06       65.29           700      68.16
                           No Income Verification              16,026,240.91       22.94           196      19.08
                           Limited Documentation                6,916,406.70        9.90           112      10.97
                           Stated Income Documentation          1,370,128.27        1.88            19       1.85

GRADE:                     A                                   40,842,646.26       58.46           520      50.63
                           B                                   11,999,545.14       17.18           196      19.08
                           C                                   11,540,682.57       16.52           204      19.86
                           D                                    5,483,163.37        7.85           107      10.42

AMORTIZATION:              Fully Amortizing                    69,866,037.34      100.00         1,027     100.00

STATE:                     Arizona                                103,683.19        0.15             2       0.79
                           Arkansas                               417,291.11        0.60            10       0.97
                           California                              18,930.70        0.03             1       0.10
                           Colorado                               276,372.74        0.40             4       0.39
                           Connecticut                          1,992,791.62        2.85            25       2.43
                           Delaware                               527,983.05        0.76             8       0.78
                           District of Columbia                   333,478.53        0.48             4       0.39
                           Florida                              2,311,162.90        3.31            43       4.19
                           Georgia                              1,448,810.85        2.07            24       2.34
                           Illinois                             5,584,834.78        7.99            71       6.91
                           Indiana                              1,376,616.06        1.97            27       2.63
                           Kansas                                  97,128.16        0.14             3       0.29
                           Kentucky                               201,276.72        0.29             4       0.39
                           Louisiana                              969,412.72        1.39            21       2.04
                           Maine                                  177,047.24        0.25             3       0.29
                           Maryland                             1,768,339.78        2.53            35       3.41
                           Massachusetts                        2,548,277.56        3.65            28       2.73
                           Michigan                             1,305,458.76        1.87            34       3.31
                           Mississippi                            725,302.25        1.04            18       1.75
                           Missouri                             1,865,283.93        2.67            30       2.92
                           Nebraska                                53,990.48        0.08             1       0.10
                           New Hampshire                          364,927.23        0.52             5       0.49
                           New Jersey                           7,225,443.02       10.34            75       7.30
                           New York                            20,827,841.66       29.81           223      21.71
                           North Carolina                       2,738,663.58        3.92            40       3.89
                           Ohio                                 4,367,563.55        6.25            80       7.79
                           Oklahoma                                25,000.00        0.04             1       0.10
                           Oregon                                  74,683.45        0.11             1       0.10
                           Pennsylvania                         7,099,023.33       10.16           152      14.80
                           Rhode Island                           638,120.68        0.91            10       0.97
                           South Carolina                         324,466.13        0.46             7       0.68
                           Tennessee                            1,193,594.65        1.71            20       1.95
                           Vermont                                104,951.06        0.15             1       0.10
                           Virginia                               509,859.22        0.73            70       0.97
                           Washington                              35,000.00        0.05             1       0.10
                           West Virginia                          233,427.85        0.33             5       0.49
--------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 3/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

PRODUCT:                      Fixed Rate

TOTAL CURRENT BALANCE:       $     69,866,037.34
TOTAL ORIGINAL BALANCE:      $     69,926,258.43

NUMBER OF LOANS:                1,027
--------------------------------------------------------------------------------

                                                                CURRENT
                                                           PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                           -----------------      ------     ----------    ------
PREPAYMENT:               Prepayment Penalty                  51,619,203.99       73.88          732       71.28
                          No Prepayment Penalty               18,246,833.35       26.12          295       28.72

PREPAY TERM:                0                                 18,246,833.35       26.12          295       28.72
                           12                                 17,298,175.53       24.76          203       19.77
                           24                                  1,586,593.95        2.27           31        3.02
                           36                                 26,876,265.91       38.47          393       38.27
                           60                                  5,858,168.60        8.38          105       10.22

PREPAY STRUCTURE:         5                                   21,174,889.59       30.31          267       26.00
                          No Prepay                           18,246,833.35       26.12          295       28.72
                          3-2-1                               17,816,840.24       25.50          228       22.20
                          1                                    5,415,047.45        7.75          103       10.03
                          2                                    3,117,892.07        4.46           55        5.36
                          3                                    1,707,984.70        2.44           35        3.41
                          3M                                   1,056,519.23        1.51           15        1.46
                          5-4-3                                  515,908.11        0.74           14        1.36
                          6M                                     406,699.20        0.58            9        0.88
                          2M                                     333,478.53        0.48            4        0.39
                          5-4-3-2-1                               73,944.87        0.11            2        0.19

                                                               CURRENT
PREPAY TERM               STRUCTURE                       PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
-----------               =======================         =================      ======     ==========    ======
0                         TOTAL                               18,246,833.35       26.12          295       28.72

12                        2                                      573,139.96        0.82            9        0.88
                          3M                                      61,988.02        0.09            1        0.10
                          5                                   16,663,047.55       23.85          193       18.79
                          -----------------------            --------------      ------         ----      ------
                          TOTAL                               17,298,175.53       24.76          203       19.77

24                        5                                    1,586,593.95        2.27           31        3.02
                          -----------------------            --------------      ------         ----      ------
                          TOTAL                                1,586,593.95        2.27           31        3.02

36                        1                                    1,851,528.73        2.65           38        3.70
                          2                                      752,576.23        1.08           18        1.75
                          2M                                     333,478.53        0.48            4        0.39
                          3                                    1,707,984.70        2.44           35        3.41
                          3-2-1                               17,816,840.24       25.50          228       22.20
                          3M                                     994,531.21        1.42           14        1.36
                          5                                    2,824,716.43        4.04           41        3.99
                          5-4-3                                  515,908.11        0.74           14        1.36
                          6M                                      78,701.73        0.11            1        0.10
                          -----------------------            --------------      ------         ----      ------
                          TOTAL                               26,876,265.91       38.47          393       38.27
-------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 1/2

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

                                                                CURRENT
                                                           PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                           -----------------      ------     ----------    ------
60                           1                                  3,563,518.72        5.10            65       6.33
                             2                                  1,792,175.88        2.57            28       2.73
                             5                                    100,531.66        0.14             2       0.19
                             5-4-3-2-1                             73,944.87        0.11             2       0.19
                             6M                                   327,997.47        0.47             8       0.78
                             --------------------              -------------       -----          ----     ------
                             TOTAL                              5,858,168.60        8.38           105      10.22
--------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 2/2

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------
PRODUCT:                            3/27 ARM

TOTAL CURRENT BALANCE:            $      5,595,021.53
TOTAL ORIGINAL BALANCE:           $      5,597,275.00

NUMBER OF LOANS:                      88
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE     PCT($)     # OF LOANS     PCT(#)
                                                          -----------------     ------     ----------     ------
PREPAYMENT:               Prepayment Penalty                   5,292,326.59      94.59            85       96.59
                          No Prepayment Penalty                  302,694.94       5.41             3        3.41

PREPAY TERM:               0                                     302,694.94       5.41             3        3.41
                          12                                      42,692.30       0.76             1        1.14
                          36                                   4,984,292.02      89.08            82       93.18
                          60                                     265,342.27       4.74             2        2.27

PREPAY STRUCTURE:         5                                    4,327,238.98      77.34            74       84.09
                          No Prepay                              302,694.94       5.41             3        3.41
                          3                                      227,899.46       4.07             3        3.41
                          3-2-1                                  197,712.84       3.53             4        4.55
                          3M                                     180,568.89       3.23             1        1.14
                          5-4-3-2-1                              148,386.21       2.65             1        1.14
                          1                                      116,956.06       2.09             1        1.14
                          2                                       93,564.15       1.67             1        1.14

                                                                CURRENT
PREPAY TERM               STRUCTURE                       PRINCIPAL BALANCE     PCT($)      # OF LOANS    PCT(#)
-----------               ==========                      =================     ======      ==========    ======
  0                       TOTAL                                  302,694.94       5.41             3        3.41

 12                       5                                       42,692.30       0.76             1        1.14
                          --------------------                 ------------      -----           ---      ------
                          TOTAL                                   42,692.30       0.76             1        1.14

 36                       2                                       93,564.15       1.67             1        1.14
                          3                                      227,899.46       4.07             3        3.41
                          3-2-1                                  197,712.84       3.53             4        4.55
                          3M                                     180,568.89       3.23             1        1.14
                          5                                    4,284,546.68      76.58            73       82.95
                          --------------------                 ------------      -----           ---      ------
                          TOTAL                                4,984,292.02      89.08            82       93.18

 60                       1                                      116,956.06       2.09             1        1.14
                          5-4-3-2-1                              148,386.21       2.65             1        1.14
                          --------------------                 ------------      -----           ---      ------
                          TOTAL                                  265,342.27       4.74             2        2.27
---------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 1/1

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

PRODUCT:                                   3/27 ARM

TOTAL CURRENT BALANCE:                     $      5,595,021.53

NUMBER OF LOANS:                               88

AVERAGE CURRENT BALANCE:                   $     63,579.79          RANGE: $       17,494.47 - $     186,971.64

WEIGHTED AVERAGE GROSS COUPON:                    12.98808%         RANGE:   10.44000 - 15.54000%

WEIGHTED AVERAGE GROSS MARGIN:                      6.9071%         RANGE:     4.2900 -   8.7400%
WEIGHTED AVERAGE PERIOD RATE CAP:                   1.0000%         RANGE:     1.0000 -   1.0000%
WEIGHTED AVERAGE MIN INT RATE:                     12.9881%         RANGE:    10.4400 -  15.5400%
WEIGHTED AVERAGE MAX INT RATE:                     19.9881%         RANGE:    17.4400 -  22.5400%

WEIGHTED AVERAGE NEXT RESET:                      35 months         RANGE:         34 -  36 months

WEIGHTED AVERAGE COMB LTV:                           67.80%         RANGE:      26.32 -    90.00%

WEIGHTED AVERAGE FICO SCORE:                        507             RANGE:          0 -   671

WEIGHTED AVERAGE ORIGINAL TERM:                  360.00 months      RANGE:     360.00 -   360.00 months
WEIGHTED AVERAGE REMAINING TERM:                 358.66 months      RANGE:     358.00 -   360.00 months
WEIGHTED AVERAGE SEASONING:                        1.34 months      RANGE:       0.00 -     2.00 months

TOP PREPAYMENT CONCENTRATIONS ($):                94.59% Prepayment Penalty, 5.41% No Prepayment Penalty
WEIGHTED AVERAGE PREPAY TERM:                        37 months      RANGE:          0 -    60 months
TOP STATE CONCENTRATIONS ($):                     27.09% Ohio, 10.54% Connecticut, 10.44 % Illinois
MAXIMUM ZIP CODE CONCENTRATION ($):                3.34% 15090 (Wexford, PA)

FIRST PAY DATE:                                    Oct 01, 2000 - Dec 06, 2000
NEXT RATE ADJ DATE:                                Sep 01, 2003 - Nov 06, 2003
MATURE DATE:                                       Sep 01, 2030 - Nov 06, 2030
------------------------------------------------------------------------------------------------------------------------
                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                          -----------------      ------     ----------    ------
CURRENT BALANCE:             17,494 -   50,000                 1,476,056.67       26.38            43      48.86
                             50,001 -  100,000                 2,189,470.18       39.13            31      35.23
                            100,001 -  150,000                 1,240,301.71       22.17            10      11.36
                            150,001 -  186,972                   689,192.97       12.32             4       4.55

GROSS COUPON:              10.44000  - 10.50000                   69,971.82        1.25             1       1.14
                           10.50001  - 11.00000                  468,732.46        8.38             4       4.55
                           11.00001  - 11.50000                  399,294.00        7.14             5       5.68
                           11.50001  - 12.00000                  806,133.50       14.41             8       9.09
                           12.00001  - 12.50000                  375,579.36        6.71             5       5.68
                           12.50001  - 13.00000                  743,067.07       13.28            10      11.36
                           13.00001  - 13.50000                  221,922.40        3.97             5       5.68
                           13.50001  - 14.00000                  844,351.08       15.09            16      18.18
                           14.00001  - 14.50000                  938,412.84       16.77            19      21.59
                           14.50001  - 15.00000                  650,221.20       11.62            13      14.77
                           15.00001  - 15.50000                   45,843.88        0.82             1       1.14
                           15.50001  - 15.54000                   31,491.92        0.56             1       1.14
------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 1/4

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                          -----------------      ------     ----------    ------
GROSS MARGIN:                  4.290 - 4.500                      93,564.15        1.67            1        1.14
                               4.501 - 5.000                      69,971.82        1.25            1        1.14
                               5.001 - 5.500                     270,357.17        4.83            4        4.55
                               5.501 - 6.000                     619,140.56       11.07            7        7.95
                               6.001 - 6.500                   1,080,138.56       19.31           11       12.50
                               6.501 - 7.000                     579,128.24       10.35            7        7.95
                               7.001 - 7.500                   1,382,529.32       24.71           25       28.41
                               7.501 - 8.000                     990,173.69       17.70           24       27.27
                               8.001 - 8.500                     216,669.04        3.87            4        4.55
                               8.501 - 8.740                     293,348.98        5.24            4        4.55

PERIOD RATE CAP:               1.000                           5,595,021.53      100.00           88      100.00

MIN INT CAP:                10.44000 - 10.50000                   69,971.82        1.25            1        1.14
                            10.50001 - 11.00000                  468,732.46        8.38            4        4.55
                            11.00001 - 11.50000                  399,294.00        7.14            5        5.68
                            11.50001 - 12.00000                  806,133.50       14.41            8        9.09
                            12.00001 - 12.50000                  375,579.36        6.71            5        5.68
                            12.50001 - 13.00000                  743,067.07       13.28           10       11.36
                            13.00001 - 13.50000                  221,922.40        3.97            5        5.68
                            13.50001 - 14.00000                  844,351.08       15.09           16       18.18
                            14.00001 - 14.50000                  938,412.84       16.77           19       21.59
                            14.50001 - 15.00000                  650,221.20       11.62           13       14.77
                            15.00001 - 15.50000                   45,843.88        0.82            1        1.14
                            15.50001 - 15.54000                   31,491.92        0.56            1        1.14


MAX INT CAP:                17.44000 - 17.50000                   69,971.82        1.25             1       1.14
                            17.50001 - 18.00000                  468,732.46        8.38             4       4.55
                            18.00001 - 18.50000                  399,294.00        7.14             5       5.68
                            18.50001 - 19.00000                  806,133.50       14.41             8       9.09
                            19.00001 - 19.50000                  375,579.36        6.71             5       5.68
                            19.50001 - 20.00000                  743,067.07       13.28            10      11.36
                            20.00001 - 20.50000                  221,922.40        3.97             5       5.68
                            20.50001 - 21.00000                  844,351.08       15.09            16      18.18
                            21.00001 - 21.50000                  938,412.84       16.77            19      21.59
                            21.50001 - 22.00000                  650,221.20       11.62            13      14.77
                            22.00001 - 22.50000                   45,843.88        0.82             1       1.14
                            22.50001 - 22.54000                   31,491.92        0.56             1       1.14

MONTH TO NEXT CHANGE DATE   September 2003                     2,322,026.66       41.50            39      44.32
                            October 2003                       2,857,691.35       51.08            44      50.00
                            November 2003                        415,303.52        7.42             5       5.68

ORIGINAL TERM:              360 - 360                          5,595,021.53      100.00            88     100.00

REMAINING TERM:             358 - 360                          5,595,021.53      100.00            88     100.00

SEASONING:                  (less than or equal to) 0            415,303.52        7.42             5       5.68
                              1 - 2                            5,179,718.01       92.58            83      94.32
----------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 2/4

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                          -----------------      ------     ----------    ------
COMB LTV:                  26.32 -  30.00                         85,984.08        1.54            3        3.41
                           30.01 -  35.00                         65,396.78        1.17            1        1.14
                           35.01 -  40.00                         92,974.17        1.66            3        3.41
                           40.01 -  45.00                        106,458.03        1.90            4        4.55
                           45.01 -  50.00                        216,439.86        3.87            5        5.68
                           50.01 -  55.00                        580,876.81       10.38            7        7.95
                           55.01 -  60.00                        513,752.10        9.18           11       12.50
                           60.01 -  65.00                        414,764.00        7.41           10       11.36
                           65.01 -  70.00                      1,103,181.46       19.72           16       18.18
                           70.01 -  75.00                        994,124.32       17.77           12       13.64
                           75.01 -  80.00                      1,127,149.32       20.15           14       15.91
                           80.01 -  85.00                        127,420.60        2.28            1        1.14
                           85.01 -  90.00                        166,500.00        2.98            1        1.14

FICO SCORE:             (less than or equal to) 0.00             271,894.75        4.86            8        9.09
                          400.01 - 450.00                        309,933.92        5.54            5        5.68
                          450.01 - 500.00                      2,815,656.47       50.32           42       47.73
                          500.01 - 550.00                      1,377,237.61       24.62           22       25.00
                          550.01 - 600.00                        568,692.76       10.16            8        9.09
                          600.01 - 650.00                        124,185.42        2.22            2        2.27
                          650.01 - 671.00                        127,420.60        2.28            1        1.14

PREPAY TERM:               0                                     302,694.94        5.41            3        3.41
                          12                                      42,692.30        0.76            1        1.14
                          36                                   4,984,292.02       89.08           82       93.18
                          60                                     265,342.27        4.74            2        2.27

LIEN:                     First Lien                           5,595,021.53      100.00           88      100.00

OCCUPANCY:                Primary                              5,300,418.98       94.73           83       94.32
                          Non-owner                              294,602.55        5.27            5        5.68

PROPERTY TYPE:            Single Family                        4,513,308.01       80.67           73       82.95
                          Two-Four Family                        985,331.45       17.61           13       14.77
                          Condominium                             96,382.07        1.72            2        2.27

PURPOSE:                  Cash Out Refinance                   2,197,868.38       39.28           42       47.73
                          Debt Consolidation                   1,946,491.84       34.79           30       34.09
                          Rate/Term Refinance                  1,041,837.69       18.62           10       11.36
                          Purchase                               408,823.62        7.31            6        6.82

DOCUMENTATION:            Full Documentation                   4,258,066.34       76.10           68       77.27
                          Limited Documentation                  571,406.04       10.21           12       13.64
                          No Income Verification                 507,660.19        9.07            6        6.82
                          Stated Income Documentation            257,888.96        4.61            2        2.27

GRADE:                    D                                    2,794,309.07       49.94           55       62.50
                          A                                    1,544,498.71       27.60           17       19.32
                          C                                      729,029.97       13.03           10       11.36
                          B                                      527,183.78        9.42            6        6.82

AMORTIZATION:             Fully Amortizing                     5,595,021.53      100.00           88      100.00
----------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 3/4

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/05/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                           Scheduled Balance 12/01/00
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)     # OF LOANS    PCT(#)
                                                          -----------------      ------     ----------    ------
STATE:                    California                              75,159.62       1.34             1        1.14
                          Connecticut                            589,800.45      10.54             8        9.09
                          Florida                                212,610.30       3.80             2        2.27
                          Georgia                                192,534.23       3.44             5        5.68
                          Illinois                               583,983.50      10.44             8        9.09
                          Indiana                                244,790.45       4.38             4        4.55
                          Kentucky                                48,739.80       0.87             1        1.14
                          Louisiana                               25,995.82       0.46             1        1.14
                          Maryland                               276,584.71       4.94             4        4.55
                          Massachusetts                          180,568.89       3.23             1        1.14
                          Michigan                               383,711.55       6.86             8        9.09
                          Missouri                                49,086.84       0.88             2        2.27
                          New Jersey                             225,393.72       4.03             2        2.27
                          New York                               118,859.63       2.12             1        1.14
                          North Carolina                         118,945.16       2.13             1        1.14
                          Ohio                                 1,515,685.97      27.09            28       31.82
                          Pennsylvania                           498,540.23       8.91             7        7.95
                          Virginia                               254,030.66       4.54             4        4.55
---------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
                                                                        Page 4/4

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/29/00

             DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4 FIXED RATE
                           Scheduled Balance 11/01/00
--------------------------------------------------------------------------------

PRODUCT:                                 Fixed Rate

TOTAL CURRENT BALANCE:                   $ 56,017,056.46

NUMBER OF LOANS:                           816

AVERAGE CURRENT BALANCE:                 $ 68,648.35                    RANGE: $  5,900.00 - $  299,932.02

WEIGHTED AVERAGE GROSS COUPON:              12.51410%                   RANGE:     8.79000 - 15.99000%

WEIGHTED AVERAGE COMB LTV:                     70.42%                   RANGE:       16.95 -    90.00%

WEIGHTED AVERAGE FICO SCORE:                     578                    RANGE:           0 -      793

WEIGHTED AVERAGE ORIGINAL TERM:               324.63 months             RANGE:       60.00 -   360.00 months
WEIGHTED AVERAGE REMAINING TERM:              323.32 months             RANGE:       58.00 -   360.00 months
WEIGHTED AVERAGE SEASONING:                     1.31 months             RANGE:        0.00 -     3.00 months

TOP PREPAYMENT CONCENTRATIONS ($):             74.60% Prepayment Penalty, 25.40% No Prepayment Penalty

WEIGHTED AVERAGE PREPAY TERM:                     30 months             RANGE:           0 -       60 months

TOP STATE CONCENTRATIONS ($):                  30.28% New York, 10.60% Pennsylvania, 10.18% New Jersey
MAXIMUM ZIP CODE CONCENTRATION ($):             1.31% 11221 (Brooklyn, NY)

FIRST PAY DATE:                                 Sep 01, 2000 - Jan 01, 2001
MATURE DATE:                                    Sep 12, 2005 - Dec 01, 2030
------------------------------------------------------------------------------------------------------------------
                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)   # OF LOANS      PCT(#)
                                                          -----------------      ------   ----------      ------
CURRENT BALANCE:              5,900  -   50,000               12,713,177.70       22.70          393       48.16
                             50,001  -  100,000               19,051,758.09       34.01          264       32.35
                            100,001  -  150,000               12,793,888.39       22.84          103       12.62
                            150,001  -  200,000                5,129,489.33        9.16           30        3.68
                            200,001  -  250,000                3,341,555.94        5.97           15        1.84
                            250,001  -  299,932                2,987,187.01        5.33           11        1.35

GROSS COUPON:               8.79000  -  9.00000                  334,404.06        0.60            5        0.61
                            9.00001  -  9.50000                1,072,437.99        1.91           10        1.23
                            9.50001  - 10.00000                1,910,030.97        3.41           22        2.70
                           10.00001  - 10.50000                1,481,098.45        2.64           18        2.21
                           10.50001  - 11.00000                3,512,787.18        6.27           54        6.62
                           11.00001  - 11.50000                3,398,607.80        6.07           52        6.37
                           11.50001  - 12.00000                7,915,496.00       14.13          104       12.75
                           12.00001  - 12.50000                5,928,917.27       10.58           90       11.03
                           12.50001  - 13.00000               10,382,137.34       18.53          151       18.50
                           13.00001  - 13.50000                6,126,772.95       10.94           85       10.42
                           13.50001  - 14.00000                6,966,065.09       12.44           95       11.64
                           14.00001  - 14.50000                4,277,867.10        7.64           69        8.46
                           14.50001  - 15.00000                2,308,032.86        4.12           50        6.13
                           15.00001  - 15.50000                  185,350.50        0.33            6        0.74
                           15.50001  - 15.99000                  217,050.90        0.39            5        0.61

ORIGINAL TERM:              60  - 90                             113,201.23        0.20            3        0.37
                            91  - 150                          1,582,154.23        2.82           36        4.41
                           151  - 210                          6,205,795.58       11.08          122       14.95
                           211  - 270                          3,065,175.96        5.47           51        6.25
                           271  - 330                          1,282,489.59        2.29           15        1.84
                           331  - 360                         43,768,239.87       78.13          589       72.18

REMAINING TERM:             58  - 60                              23,201.23        0.04            1        0.12
                            61  - 120                          1,432,959.26        2.56           34        4.17
                           121  - 180                          6,229,445.11       11.12          123       15.07
                           181  - 240                          2,879,953.59        5.14           50        6.13
                           241  - 300                          1,683,257.40        3.00           19        2.33
                           301  - 360                         43,768,239.87       78.13          589       72.18
------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                       Page 1/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/29/00

             DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4 FIXED RATE
                           Scheduled Balance 11/01/00
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)    # OF LOANS     PCT(#)
                                                          -----------------      ------    ----------     ------
SEASONING:                (less than or equal to) 0            5,569,438.00        9.94            87      10.66
                            1  -   3                          50,447,618.46       90.06           729      89.34

COMB LTV:                  16.95  -   20.00                       20,000.00        0.04             1       0.12
                           20.01  -   25.00                       92,990.92        0.17             3       0.37
                           25.01  -   30.00                      275,372.97        0.49             7       0.86
                           30.01  -   35.00                      218,766.00        0.39             5       0.61
                           35.01  -   40.00                      523,806.09        0.94            14       1.72
                           40.01  -   45.00                      855,770.20        1.53            14       1.72
                           45.01  -   50.00                    2,474,772.73        4.42            40       4.90
                           50.01  -   55.00                    2,704,219.96        4.83            41       5.02
                           55.01  -   60.00                    3,936,821.11        7.03            80       9.80
                           60.01  -   65.00                    6,149,937.64       10.98            83      10.17
                           65.01  -   70.00                   10,203,011.59       18.21           138      16.91
                           70.01  -   75.00                   10,747,083.96       19.19           138      16.91
                           75.01  -   80.00                   10,014,267.69       17.88           151      18.50
                           80.01  -   85.00                    4,959,334.20        8.85            66       8.09
                           85.01  -   90.00                    2,840,901.40        5.07            35       4.29

FICO SCORE:              (less than or equal to) 0.00          2,445,956.36        4.37            57       6.99
                          340.01   - 360.00                       36,500.00        0.07             1       0.12
                          420.01   - 440.00                      114,979.98        0.21             3       0.37
                          440.01   - 460.00                    1,345,153.37        2.40            20       2.45
                          460.01   - 480.00                    1,923,067.63        3.43            29       3.55
                          480.01   - 500.00                    2,475,271.98        4.42            53       6.50
                          500.01   - 520.00                    5,883,476.99       10.50            86      10.54
                          520.01   - 540.00                    6,296,571.93       11.24            96      11.76
                          540.01   - 560.00                    5,785,996.38       10.33            90      11.03
                          560.01   - 580.00                    6,623,129.22       11.82            90      11.03
                          580.01   - 600.00                    4,376,809.45        7.81            66       8.09
'                         600.01   - 620.00                    6,013,199.31       10.73            76       9.31
                          620.01   - 640.00                    3,292,184.05        5.88            38       4.66
                          640.01   - 660.00                    1,990,582.66        3.55            24       2.94
                          660.01   - 680.00                    1,720,897.52        3.07            27       3.31
                          680.01   - 700.00                    2,097,516.93        3.74            21       2.57
                          700.01   - 720.00                    1,768,891.31        3.16            18       2.21
                          720.01   - 740.00                      713,682.65        1.27             9       1.10
                          740.01   - 760.00                      422,138.49        0.75             7       0.86
                          760.01   - 780.00                      170,208.79        0.30             2       0.25
                          780.01   - 793.00                      520,841.46        0.93             3       0.37

PREPAY TERM:                0                                 14,228,848.76       25.40           229      28.06
                           12                                 14,337,714.34       25.60           170      20.83
                           24                                  1,413,277.64        2.52            28       3.43
                           36                                 21,992,991.12       39.26           315      38.60
                           60                                  4,044,224.60        7.22            74       9.07

LIEN POSITION:            First Lien                          49,333,330.48       88.07           656      80.39
                          Second lien                          6,683,725.98       11.93           160      19.61

OCCUPANCY:                Primary                             42,726,303.60       76.27           643      78.80
                          Non-owner                           13,290,752.86       23.73           173      21.20

PROPERTY TYPE:            Single Family                       35,373,735.60       63.15           584      71.57
                          Two-Four Family                      7,025,455.77       12.54            96      11.76
                          Mixed Use                            6,412,485.76       11.45            60       7.35
                          Five-Eight Family                    5,600,663.25       10.00            51       6.25
                          Condominium                          1,604,716.08        2.86            25       3.06

DOCUMENTATION:            Full Documentation                  36,681,596.61       65.48           564      69.12
                          No Income Verification              13,214,381.99       23.59           156      19.12
                          Limited Documentation                5,027,220.47        8.97            82      10.05
                          Stated Documentation                 1,093,857.39        1.95            14       1.72
------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                       Page 2/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/29/00

             DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4 FIXED RATE
                           Scheduled Balance 11/01/00
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)   # OF LOANS      PCT(#)
                                                          -----------------      ------   ----------      ------

GRADE:                    A                                   32,641,709.73       58.27          412       50.49
                          C                                    9,377,966.11       16.74          167       20.47
                          B                                    9,329,447.34       16.65          147       18.01
                          D                                    4,667,933.28        8.33           90       11.03

AMORTIZATION:             Fully Amortizing                    56,017,056.46      100.00          816      100.00

STATE:                    Arizona                                103,713.67        0.19            2        0.25
                          Arkansas                               264,516.41        0.47            6        0.74
                          California                              18,965.23        0.03            1        0.12
                          Colorado                               276,466.00        0.49            4        0.49
                          Connecticut                          1,739,413.02        3.11           21        2.57
                          Delaware                               480,128.29        0.86            7        0.86
                          District of Columbia                   333,568.69        0.60            4        0.49
                          Florida                              2,083,060.29        3.72           39        4.78
                          Georgia                              1,204,636.98        2.15           19        2.33
                          Illinois                             4,201,216.59        7.50           54        6.62
                          Indiana                              1,190,410.67        2.13           21        2.57
                          Kansas                                  97,145.23        0.17            3        0.37
                          Kentucky                                75,877.33        0.14            2        0.25
                          Louisiana                              840,225.61        1.50           18        2.21
                          Maine                                  153,664.50        0.27            2        0.25
                          Maryland                             1,371,541.20        2.45           26        3.19
                          Massachusetts                        1,882,417.96        3.36           21        2.57
                          Michigan                             1,014,390.84        1.81           25        3.06
                          Mississippi                            529,563.52        0.95           14        1.72
                          Missouri                             1,295,911.26        2.31           22        2.70
                          Nebraska                                54,000.00        0.10            1        0.12
                          New Hampshire                          335,202.47        0.60            4        0.49
                          New Jersey                           5,701,816.30       10.18           59        7.23
'                         New York                            16,964,332.32       30.28          183       22.43
                          North Carolina                       2,166,603.25        3.87           34        4.17
                          Ohio                                 3,295,142.04        5.88           60        7.35
                          Pennsylvania                         5,939,087.17       10.60          123       15.07
                          Rhode Island                           583,281.45        1.04            9        1.10
                          South Carolina                         165,223.13        0.29            4        0.49
                          Tennessee                            1,117,748.14        2.00           17        2.08
                          Vermont                                104,975.66        0.19            1        0.12
                          Virginia                               266,939.80        0.48            7        0.86
                          West Virginia                          165,871.44        0.30            3        0.37
-------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                       Page 3/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/29/00

    DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4 NON-OWNER OCCUPIED FIXED RATE
                           Scheduled Balance 11/01/00
--------------------------------------------------------------------------------

PRODUCT:                                 Fixed Rate

TOTAL CURRENT BALANCE:                   $ 13,290,752.86

NUMBER OF LOANS:                           173

AVERAGE CURRENT BALANCE:                 $ 76,825.16                    RANGE: $ 17,950.00 - $ 281,171.99

WEIGHTED AVERAGE GROSS COUPON:              12.91312%                   RANGE:     8.99000 - 15.99000%

WEIGHTED AVERAGE COMB LTV:                     68.41%                   RANGE:       44.58 -    85.00%

WEIGHTED AVERAGE FICO SCORE:                     603                    RANGE:           0 -      793

WEIGHTED AVERAGE ORIGINAL TERM:               346.03 months             RANGE:      120.00 -   360.00 months
WEIGHTED AVERAGE REMAINING TERM:              344.62 months             RANGE:      119.00 -   360.00 months
WEIGHTED AVERAGE SEASONING:                     1.41 months             RANGE:        0.00 -     3.00 months

TOP PREPAYMENT CONCENTRATIONS ($):             81.93% Prepayment Penalty, 18.07% No Prepayment Penalty

WEIGHTED AVERAGE PREPAY TERM:                     34 months             RANGE:           0 -       60 months

TOP STATE CONCENTRATIONS ($):                  28.70% New York, 11.05% Illinois, 10.31% New Jersey
MAXIMUM ZIP CODE CONCENTRATION ($):             2.86% 11221 (Brooklyn, NY)

FIRST PAY DATE:                                 Sep 30, 2000 - Dec 02, 2000
MATURE DATE:                                    Oct 10, 2010 - Nov 02, 2030
------------------------------------------------------------------------------------------------------------------
                                                               CURRENT
                                                          PRINCIPAL BALANCE     PCT($)    # OF LOANS      PCT(#)
                                                          -----------------     ------    ----------      ------
CURRENT BALANCE:             17,951  -   50,000                2,493,899.97      18.76            76       43.93
                             50,001  -  100,000                4,080,082.27      30.70            56       32.37
                            100,001  -  150,000                3,080,463.72      23.18            25       14.45
                            150,001  -  200,000                  884,600.00       6.66             5        2.89
                            200,001  -  250,000                  896,493.45       6.75             4        2.31
                            250,001  -  281,172                1,855,213.45      13.96             7        4.05

GROSS COUPON:               8.99000  -  9.00000                   28,552.54       0.21             1        0.58
                            9.50001  - 10.00000                   58,021.38       0.44             1        0.58
                           10.50001  - 11.00000                  542,200.54       4.08             6        3.47
                           11.00001  - 11.50000                  236,270.16       1.78             5        2.89
                           11.50001  - 12.00000                1,818,109.04      13.68            24       13.87
                           12.00001  - 12.50000                1,747,962.51      13.15            23       13.29
                           12.50001  - 13.00000                3,662,979.09      27.56            43       24.86
                           13.00001  - 13.50000                1,332,367.84      10.02            19       10.98
                           13.50001  - 14.00000                2,005,685.57      15.09            21       12.14
                           14.00001  - 14.50000                1,239,955.49       9.33            16        9.25
                           14.50001  - 15.00000                  359,469.30       2.70             7        4.05
                           15.00001  - 15.50000                  119,978.50       0.90             4        2.31
                           15.50001  - 15.99000                  139,200.90       1.05             3        1.73

ORIGINAL TERM:              120  -  150                           28,552.54       0.21             1        0.58
                            151  -  210                          839,795.72       6.32            18       10.40
                            211  -  270                          230,143.70       1.73             6        3.47
                            331  -  360                       12,192,260.90      91.73           148       85.55

REMAINING TERM:             119  -  120                           28,552.54       0.21             1        0.58
                            121  -  180                          839,795.72       6.32            18       10.40
                            181  -  240                          230,143.70       1.73             6        3.47
                            301  -  360                       12,192,260.90      91.73           148       85.55

SEASONING:                 (less than or equal to) 0             628,150.00       4.73             7        4.05
                               1 -    3                       12,662,602.86      95.27           166       95.95
-------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                       Page 1/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/29/00

    DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4 NON-OWNER OCCUPIED FIXED RATE
                           Scheduled Balance 11/01/00
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE      PCT($)   # OF LOANS      PCT(#)
                                                          -----------------      ------   ----------      ------
COMB LTV:                  44.58   -  45.00                       36,971.78        0.28            1        0.58
                           45.01   -  50.00                      909,366.06        6.84           15        8.67
                           50.01   -  55.00                      341,257.57        2.57            6        3.47
                           55.01   -  60.00                      965,872.14        7.27           17        9.83
                           60.01   -  65.00                    2,065,268.78       15.54           20       11.56
                           65.01   -  70.00                    3,744,978.24       28.18           46       26.59
                           70.01   -  75.00                    4,385,739.78       33.00           54       31.21
                           75.01   -  80.00                      808,583.32        6.08           13        7.51
                           80.01   -  85.00                       32,715.19        0.25            1        0.58

FICO SCORE:               (less than or equal to) 0.00           100,521.78        0.76            3        1.73
                          340.01   - 360.00                       36,500.00        0.27            1        0.58
                          440.01   - 460.00                      465,207.57        3.50            4        2.31
                          460.01   - 480.00                      239,545.18        1.80            4        2.31
                          480.01   - 500.00                      221,650.90        1.67            6        3.47
                          500.01   - 520.00                      487,184.18        3.67            9        5.20
                          520.01   - 540.00                    1,006,188.62        7.57           17        9.83
                          540.01   - 560.00                    1,111,900.10        8.37           17        9.83
                          560.01   - 580.00                    1,647,111.76       12.39           23       13.29
                          580.01   - 600.00                    1,445,195.70       10.87           18       10.40
                          600.01   - 620.00                    1,621,313.84       12.20           19       10.98
                          620.01   - 640.00                    1,374,526.03       10.34           12        6.94
                          640.01   - 660.00                      762,625.50        5.74            8        4.62
                          660.01   - 680.00                      759,188.42        5.71           11        6.36
                          680.01   - 700.00                      869,825.66        6.54            9        5.20
                          700.01   - 720.00                      348,166.65        2.62            4        2.31
                          720.01   - 740.00                      221,909.51        1.67            3        1.73
                          740.01   - 760.00                      147,350.00        1.11            2        1.16
                          760.01   - 780.00                       89,250.00        0.67            1        0.58
                          780.01   - 793.00                      335,591.46        2.52            2        1.16

PREPAY TERM:                0                                  2,401,804.97       18.07           25       14.45
                           12                                  1,285,275.22        9.67           12        6.94
                           24                                     49,000.00        0.37            1        0.58
                           36                                  9,236,008.97       69.49          127       73.41
                           60                                    318,663.70        2.40            8        4.62

LIEN POSITION:            First Lien                          12,953,717.46       97.46          166       95.95
                          Second Lien                            337,035.40        2.54            7        4.05

OCCUPANCY:                Non-owner                           13,290,752.86      100.00          173      100.00

PROPERTY TYPE:            Five-Eight Family                    4,617,980.64       34.75           43       24.86
                          Mixed Use                            3,798,277.53       28.58           37       21.39
                          Single Family                        2,589,200.88       19.48           58       33.53
                          Two-Four Family                      1,988,325.96       14.96           28       16.18
                          Condominium                            296,967.85        2.23            7        4.05

DOCUMENTATION:            Full Documentation                   8,076,055.91       60.76           99       57.23
                          No Income Verification               4,786,786.82       36.02           67       38.73
                          Limited Documentation                  427,910.13        3.22            7        4.05

GRADE:                    A                                    9,311,997.64       70.06          110       63.58
                          B                                    2,281,698.95       17.17           33       19.08
                          C                                    1,413,594.30       10.64           21       12.14
                          D                                      283,461.97        2.13            9        5.20

AMORTIZATION:             Fully Amortizing                    13,290,752.86      100.00          173      100.00
-------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                       Page 2/3

--------------------------------------------------------------------------------
                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/29/00

    DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4 NON-OWNER OCCUPIED FIXED RATE
                           Scheduled Balance 11/01/00
--------------------------------------------------------------------------------

                                                               CURRENT
                                                          PRINCIPAL BALANCE     PCT($)    # OF LOANS      PCT(#)
                                                          -----------------     ------    ----------      ------
STATE:                    Arkansas                                22,750.00       0.17             1        0.58
                          Colorado                               189,000.00       1.42             1        0.58
                          Connecticut                            978,496.45       7.36            12        6.94
                          Delaware                               143,000.00       1.08             1        0.58
                          Florida                                293,412.65       2.21             7        4.05
                          Georgia                                107,718.36       0.81             3        1.73
                          Illinois                             1,469,098.18      11.05            11        6.36
                          Indiana                                120,972.06       0.91             2        1.16
                          Louisiana                              313,395.00       2.36             4        2.31
                          Maryland                               396,899.86       2.99             9        5.20
                          Massachusetts                        1,002,140.20       7.54             9        5.20
                          Michigan                               189,550.22       1.43             6        3.47
                          Mississippi                             59,490.00       0.45             2        1.16
                          Missouri                               159,351.88       1.20             4        2.31
                          New Hampshire                          239,202.47       1.80             3        1.73
                          New Jersey                           1,369,796.13      10.31            15        8.67
                          New York                             3,814,785.72      28.70            28       16.18
                          North Carolina                          75,000.00       0.56             1        0.58
                          Ohio                                   817,843.67       6.15            16        9.25
                          Pennsylvania                           948,920.91       7.14            27       15.61
                          Rhode Island                           301,266.65       2.27             5        2.89
                          South Carolina                          30,391.85       0.23             1        0.58
                          Tennessee                              113,300.54       0.85             3        1.73
                          Vermont                                104,975.66       0.79             1        0.58
                          Virginia                                29,994.40       0.23             1        0.58
------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                       Page 3/3

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR INTERNAL USE ONLY
                                                   ALL AMOUNTS SUBJECT TO CHANGE
                                                   PRELIMINARY INFORMATION SHEET
                                                              12/05/00

                                            DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                                                     Scheduled Balance 12/01/00
------------------------------------------------------------------------------------------------------------------------------------
      PRODUCT:                                     3/27 ARM

      TOTAL CURRENT BALANCE:                       $5,595,021.53

      NUMBER OF LOANS:                              88

      AVERAGE CURRENT BALANCE:                        $63,579.79          RANGE: $17,494.47  - $186,971.64

      WEIGHTED AVERAGE GROSS COUPON:                    12.98808%         RANGE:   10.44000  -    15.54000%

      WEIGHTED AVERAGE GROSS MARGIN:                      6.9071%         RANGE:     4.2900  -      8.7400%
      WEIGHTED AVERAGE PERIOD RATE CAP:                   1.0000%         RANGE:     1.0000  -      1.0000%
      WEIGHTED AVERAGE MIN INT RATE:                     12.9881%         RANGE:    10.4400  -     15.5400%
      WEIGHTED AVERAGE MAX INT RATE:                     19.9881%         RANGE:    17.4400  -     22.5400%

      WEIGHTED AVERAGE NEXT RESET:                            35 months   RANGE:         34  -          36 months

      WEIGHTED AVERAGE COMB LTV:                           67.80%         RANGE:      26.32  -       90.00%

      WEIGHTED AVERAGE FICO SCORE:                           507          RANGE:          0  -         671

      WEIGHTED AVERAGE ORIGINAL TERM:                     360.00 months   RANGE:     360.00  -      360.00 months
      WEIGHTED AVERAGE REMAINING TERM:                    358.66 months   RANGE:     358.00  -      360.00 months
      WEIGHTED AVERAGE SEASONING:                           1.34 months   RANGE:       0.00  -        2.00 months

      TOP PREPAYMENT CONCENTRATIONS ($):                   94.59% Prepayment Penalty, 5.41% No Prepayment Penalty
      WEIGHTED AVERAGE PREPAY TERM:                           37 months   RANGE:          0  -          60 months
      TOP STATE CONCENTRATIONS ($):                        27.09% Ohio, 10.54% Connecticut, 10.44% Illinois
      MAXIMUM ZIP CODE CONCENTRATION ($):                   3.34% 15090 (Wexford, PA)

      FIRST PAY DATE:                                       Oct 01, 2000 -  Dec 06, 2000
      NEXT RATE ADJ DATE:                                   Sep 01, 2003 -  Nov 06, 2003
      MATURE DATE:                                          Sep 01, 2030 -  Nov 06, 2030
------------------------------------------------------------------------------------------------------------------------------------
                                                                       CURRENT
                                                                  PRINCIPAL BALANCE    PCT($)      # OF LOANS    PCT(#)
                                                                  -----------------    ------      ----------    ------
      CURRENT BALANCE:             17,494  -   50,000                1,476,056.67       26.38           43       48.86
                                   50,001  -  100,000                2,189,470.18       39.13           31       35.23
                                  100,001  -  150,000                1,240,301.71       22.17           10       11.36
                                  150,001  -  186,972                  689,192.97       12.32            4        4.55

      GROSS COUPON:              10.44000  - 10.50000                   69,971.82        1.25            1        1.14
                                 10.50001  - 11.00000                  468,732.46        8.38            4        4.55
                                 11.00001  - 11.50000                  399,294.00        7.14            5        5.68
                                 11.50001  - 12.00000                  806,133.50       14.41            8        9.09
                                 12.00001  - 12.50000                  375,579.36        6.71            5        5.68
                                 12.50001  - 13.00000                  743,067.07       13.28           10       11.36
                                 13.00001  - 13.50000                  221,922.40        3.97            5        5.68
                                 13.50001  - 14.00000                  844,351.08       15.09           16       18.18
                                 14.00001  - 14.50000                  938,412.84       16.77           19       21.59
                                 14.50001  - 15.00000                  650,221.20       11.62           13       14.77
                                 15.00001  - 15.50000                   45,843.88        0.82            1        1.14
                                 15.50001  - 15.54000                   31,491.92        0.56            1        1.14
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        Page 1/4

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR INTERNAL USE ONLY
                                                   ALL AMOUNTS SUBJECT TO CHANGE
                                                   PRELIMINARY INFORMATION SHEET
                                                              12/05/00

                                            DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                                                     Scheduled Balance 12/01/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                        CURRENT
                                                                   PRINCIPAL BALANCE    PCT($)      # OF LOANS   PCT(#)
                                                                   -----------------    ------      ----------   ------
      GROSS MARGIN:                4.290 - 4.500                        93,564.15        1.67            1        1.14
                                   4.501 - 5.000                        69,971.82        1.25            1        1.14
                                   5.001 - 5.500                       270,357.17        4.83            4        4.55
                                   5.501 - 6.000                       619,140.56       11.07            7        7.95
                                   6.001 - 6.500                     1,080,138.56       19.31           11       12.50
                                   6.501 - 7.000                       579,128.24       10.35            7        7.95
                                   7.001 - 7.500                     1,382,529.32       24.71           25       28.41
                                   7.501 - 8.000                       990,173.69       17.70           24       27.27
                                   8.001 - 8.500                       216,669.04        3.87            4        4.55
                                   8.501 - 8.740                       293,348.98        5.24            4        4.55

      PERIOD RATE CAP:             1.000                             5,595,021.53      100.00           88      100.00

      MIN INT CAP:              10.44000 - 10.50000                     69,971.82        1.25            1        1.14
                                10.50001 - 11.00000                    468,732.46        8.38            4        4.55
                                11.00001 - 11.50000                    399,294.00        7.14            5        5.68
                                11.50001 - 12.00000                    806,133.50       14.41            8        9.09
                                12.00001 - 12.50000                    375,579.36        6.71            5        5.68
                                12.50001 - 13.00000                    743,067.07       13.28           10       11.36
                                13.00001 - 13.50000                    221,922.40        3.97            5        5.68
                                13.50001 - 14.00000                    844,351.08       15.09           16       18.18
                                14.00001 - 14.50000                    938,412.84       16.77           19       21.59
                                14.50001 - 15.00000                    650,221.20       11.62           13       14.77
                                15.00001 - 15.50000                     45,843.88        0.82            1        1.14
                                15.50001 - 15.54000                     31,491.92        0.56            1        1.14

      MAX INT CAP:              17.44000 - 17.50000                     69,971.82        1.25            1        1.14
                                17.50001 - 18.00000                    468,732.46        8.38            4        4.55
                                18.00001 - 18.50000                    399,294.00        7.14            5        5.68
                                18.50001 - 19.00000                    806,133.50       14.41            8        9.09
                                19.00001 - 19.50000                    375,579.36        6.71            5        5.68
                                19.50001 - 20.00000                    743,067.07       13.28           10       11.36
                                20.00001 - 20.50000                    221,922.40        3.97            5        5.68
                                20.50001 - 21.00000                    844,351.08       15.09           16       18.18
                                21.00001 - 21.50000                    938,412.84       16.77           19       21.59
                                21.50001 - 22.00000                    650,221.20       11.62           13       14.77
                                22.00001 - 22.50000                     45,843.88        0.82            1        1.14
                                22.50001 - 22.54000                     31,491.92        0.56            1        1.14

      MONTH TO NEXT CHANGE DATE September 2003                       2,322,026.66       41.50           39       44.32
                                October 2003                         2,857,691.35       51.08           44       50.00
                                November 2003                          415,303.52        7.42            5        5.68

      ORIGINAL TERM:            360 - 360                            5,595,021.53      100.00           88      100.00

      REMAINING TERM:           358 - 360                            5,595,021.53      100.00           88      100.00

      SEASONING:                (less than or equal to) 0              415,303.52        7.42            5        5.68
                                  1 -   2                            5,179,718.01       92.58           83       94.32
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        Page 2/4

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR INTERNAL USE ONLY
                                                   ALL AMOUNTS SUBJECT TO CHANGE
                                                   PRELIMINARY INFORMATION SHEET
                                                              12/05/00

                                            DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                                                     Scheduled Balance 12/01/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                        CURRENT
                                                                   PRINCIPAL BALANCE    PCT($)      # OF LOANS   PCT(#)
                                                                   -----------------    ------      ----------   ------
      COMB LTV:                  26.32  -  30.00                        85,984.08        1.54            3        3.41
                                 30.01  -  35.00                        65,396.78        1.17            1        1.14
                                 35.01  -  40.00                        92,974.17        1.66            3        3.41
                                 40.01  -  45.00                       106,458.03        1.90            4        4.55
                                 45.01  -  50.00                       216,439.86        3.87            5        5.68
                                 50.01  -  55.00                       580,876.81       10.38            7        7.95
                                 55.01  -  60.00                       513,752.10        9.18           11       12.50
                                 60.01  -  65.00                       414,764.00        7.41           10       11.36
                                 65.01  -  70.00                     1,103,181.46       19.72           16       18.18
                                 70.01  -  75.00                       994,124.32       17.77           12       13.64
                                 75.01  -  80.00                     1,127,149.32       20.15           14       15.91
                                 80.01  -  85.00                       127,420.60        2.28            1        1.14
                                 85.01  -  90.00                       166,500.00        2.98            1        1.14

      FICO SCORE:               (less than or equal to) 0.00           271,894.75        4.86            8        9.09
                                400.01  - 450.00                       309,933.92        5.54            5        5.68
                                450.01  - 500.00                     2,815,656.47       50.32           42       47.73
                                500.01  - 550.00                     1,377,237.61       24.62           22       25.00
                                550.01  - 600.00                       568,692.76       10.16            8        9.09
                                600.01  - 650.00                       124,185.42        2.22            2        2.27
                                650.01  - 671.00                       127,420.60        2.28            1        1.14

      PREPAY TERM:                 0                                   302,694.94        5.41            3        3.41
                                  12                                    42,692.30        0.76            1        1.14
                                  36                                 4,984,292.02       89.08           82       93.18
                                  60                                   265,342.27        4.74            2        2.27

      LIEN:                     First Lien                           5,595,021.53      100.00           88      100.00

      OCCUPANCY:                Primary                              5,300,418.98       94.73           83       94.32
                                Non-owner                              294,602.55        5.27            5        5.68

      PROPERTY TYPE:            Single Family                        4,513,308.01       80.67           73       82.95
                                Two-Four Family                        985,331.45       17.61           13       14.77
                                Condominium                             96,382.07        1.72            2        2.27

      PURPOSE:                  Cash Out Refinance                   2,197,868.38       39.28           42       47.73
                                Debt Consolidation                   1,946,491.84       34.79           30       34.09
                                Rate/Term Refinance                  1,041,837.69       18.62           10       11.36
                                Purchase                               408,823.62        7.31            6        6.82

      DOCUMENTATION:            Full Documentation                   4,258,066.34       76.10           68       77.27
                                Limited Documentation                  571,406.04       10.21           12       13.64
                                No Income Verification                 507,660.19        9.07            6        6.82
                                Stated Income Documentation            257,888.96        4.61            2        2.27

      GRADE:                    D                                    2,794,309.07       49.94           55       62.50
                                A                                    1,544,498.71       27.60           17       19.32
                                C                                      729,029.97       13.03           10       11.36
                                B                                      527,183.78        9.42            6        6.82

      AMORTIZATION:             Fully Amortizing                     5,595,021.53      100.00           88      100.00
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        Page 3/4

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR INTERNAL USE ONLY
                                                   ALL AMOUNTS SUBJECT TO CHANGE
                                                   PRELIMINARY INFORMATION SHEET
                                                              12/05/00

                                            DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                                                     Scheduled Balance 12/01/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                        CURRENT
                                                                   PRINCIPAL BALANCE   PCT($)       # OF LOANS   PCT(#)
                                                                   -----------------   ------       ----------   -----
      STATE:                    California                              75,159.62       1.34             1        1.14
                                Connecticut                            589,800.45      10.54             8        9.09
                                Florida                                212,610.30       3.80             2        2.27
                                Georgia                                192,534.23       3.44             5        5.68
                                Illinois                               583,983.50      10.44             8        9.09
                                Indiana                                244,790.45       4.38             4        4.55
                                Kentucky                                48,739.80       0.87             1        1.14
                                Louisiana                               25,995.82       0.46             1        1.14
                                Maryland                               276,584.71       4.94             4        4.55
                                Massachusetts                          180,568.89       3.23             1        1.14
                                Michigan                               383,711.55       6.86             8        9.09
                                Missouri                                49,086.84       0.88             2        2.27
                                New Jersey                             225,393.72       4.03             2        2.27
                                New York                               118,859.63       2.12             1        1.14
                                North Carolina                         118,945.16       2.13             1        1.14
                                Ohio                                 1,515,685.97      27.09            28       31.82
                                Pennsylvania                           498,540.23       8.91             7        7.95
                                Virginia                               254,030.66       4.54             4        4.55





------------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        Page 4/4

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR INTERNAL USE ONLY
                                                   ALL AMOUNTS SUBJECT TO CHANGE
                                                   PRELIMINARY INFORMATION SHEET
                                                              12/05/00

                                            DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                                                     Scheduled Balance 12/01/00
------------------------------------------------------------------------------------------------------------------------------------
      PRODUCT:                                   Fixed Rate

      TOTAL CURRENT BALANCE:                    $69,866,037.34


      NUMBER OF LOANS:                                   1,027

      AVERAGE CURRENT BALANCE:                      $68,029.25          RANGE:  $5,881.77 - $299,932.02

      WEIGHTED AVERAGE GROSS COUPON:                  12.44054%         RANGE:    8.39000 -    15.99000%

      WEIGHTED AVERAGE COMB LTV:                         70.41%         RANGE:      10.00 -       90.00%

      WEIGHTED AVERAGE FICO SCORE:                         580          RANGE:          0 -         793

      WEIGHTED AVERAGE ORIGINAL TERM:                   323.97 months   RANGE:      60.00 -      360.00 months
      WEIGHTED AVERAGE REMAINING TERM:                  322.86 months   RANGE:      58.00 -      360.00 months
      WEIGHTED AVERAGE SEASONING:                         1.10 months   RANGE:       0.00 -        3.00 months

      TOP PREPAYMENT CONCENTRATIONS ($):                 73.88% Prepayment Penalty, 26.12% No Prepayment Penalty

      WEIGHTED AVERAGE PREPAY TERM:                         30 months   RANGE:          0 -          60 months

      TOP STATE CONCENTRATIONS ($):                      29.81% New York, 10.34% New Jersey, 10.16% Pennsylvania
      MAXIMUM ZIP CODE CONCENTRATION ($):                 1.37% 11221 (Brooklyn, NY)

      FIRST PAY DATE:                                    Sep 01, 2000 - Jan 20, 2001
      MATURE DATE:                                       Sep 12, 2005 - Dec 01, 2030
------------------------------------------------------------------------------------------------------------------------------------
                                                                       CURRENT
                                                                  PRINCIPAL BALANCE    PCT($)      # OF LOANS    PCT(#)
                                                                  -----------------    ------      ----------    ------
      CURRENT BALANCE:              5,882 -   50,000               15,809,373.63       22.63           491       47.81
                                   50,001 -  100,000               24,092,544.03       34.48           338       32.91
                                  100,001 -  150,000               15,794,268.46       22.61           128       12.46
                                  150,001 -  200,000                6,537,296.38        9.36            38        3.70
                                  200,001 -  250,000                4,646,110.99        6.65            21        2.04
                                  250,001 -  299,932                2,986,443.85        4.27            11        1.07

      GROSS COUPON:               8.39000 -  8.50000                   96,000.00        0.14             1        0.10
                                  8.50001 -  9.00000                  334,321.00        0.48             5        0.49
                                  9.00001 -  9.50000                1,201,866.58        1.72            11        1.07
                                  9.50001 - 10.00000                2,379,557.08        3.41            28        2.73
                                 10.00001 - 10.50000                2,038,972.25        2.92            24        2.34
                                 10.50001 - 11.00000                4,717,911.80        6.75            69        6.72
                                 11.00001 - 11.50000                5,063,700.22        7.25            74        7.21
                                 11.50001 - 12.00000               10,590,013.43       15.16           147       14.31
                                 12.00001 - 12.50000                8,004,351.80       11.46           123       11.98
                                 12.50001 - 13.00000               11,982,431.67       17.15           174       16.94
                                 13.00001 - 13.50000                7,513,468.44       10.75           109       10.61
                                 13.50001 - 14.00000                7,914,320.95       11.33           112       10.91
                                 14.00001 - 14.50000                4,757,123.26        6.81            80        7.79
                                 14.50001 - 15.00000                2,869,691.69        4.11            59        5.74
                                 15.00001 - 15.50000                  185,301.16        0.27             6        0.58
                                 15.50001 - 15.99000                  217,006.01        0.31             5        0.49

      ORIGINAL TERM:                   60 - 90                        169,554.99        0.24             6        0.58
                                       91 - 150                     2,026,126.31        2.90            48        4.67
                                      151 - 210                     8,141,018.09       11.65           164       15.97
                                      211 - 270                     3,472,666.40        4.97            60        5.84
                                      271 - 330                     1,486,644.36        2.13            18        1.75
                                      331 - 360                    54,570,027.19       78.11           731       71.18
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        Page 1/3

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR INTERNAL USE ONLY
                                                   ALL AMOUNTS SUBJECT TO CHANGE
                                                   PRELIMINARY INFORMATION SHEET
                                                              12/05/00

                                            DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                                                     Scheduled Balance 12/01/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                       CURRENT
                                                                  PRINCIPAL BALANCE     PCT($)      # OF LOANS   PCT(#)
                                                                  -----------------     ------      ----------   ------
      REMAINING TERM:                58  -  60                          52,522.45        0.08            2        0.19
                                     61  - 120                       1,867,074.94        2.67           47        4.58
                                    121  - 180                       8,201,637.26       11.74          166       16.16
                                    181  - 240                       3,287,363.33        4.71           59        5.74
                                    241  - 300                       1,887,412.17        2.70           22        2.14
                                    301  - 360                      54,570,027.19       78.11          731       71.18

      SEASONING:                  (less than or equal to) 0         16,579,702.49       23.73          261       25.41
                                      1  -   3                      53,286,334.85       76.27          766       74.59

      COMB LTV:                   10.00  -  10.00                       13,000.00        0.02            1        0.10
                                  15.01  -  20.00                       19,917.02        0.03            1        0.10
                                  20.01  -  25.00                      172,469.32        0.25            6        0.58
                                  25.01  -  30.00                      403,323.63        0.58           10        0.97
                                  30.01  -  35.00                      273,661.23        0.39            6        0.58
                                  35.01  -  40.00                      900,616.29        1.29           21        2.04
                                  40.01  -  45.00                    1,090,108.69        1.56           20        1.95
                                  45.01  -  50.00                    2,994,524.99        4.29           50        4.87
                                  50.01  -  55.00                    3,125,618.81        4.47           50        4.87
                                  55.01  -  60.00                    4,717,301.49        6.75           93        9.06
                                  60.01  -  65.00                    7,840,224.51       11.22          108       10.52
                                  65.01  -  70.00                   12,022,945.73       17.21          166       16.16
                                  70.01  -  75.00                   13,799,084.81       19.75          173       16.85
                                  75.01  -  80.00                   12,795,256.56       18.31          193       18.79
                                  80.01  -  85.00                    6,155,648.74        8.81           83        8.08
                                  85.01  -  90.00                    3,542,335.52        5.07           46        4.48

      FICO SCORE:                (less than or equal to) 0.00        3,034,257.08        4.34           72        7.01
                                 350.01  - 400.00                       36,495.19        0.05            1        0.10
                                 400.01  - 450.00                    1,027,913.50        1.47           16        1.56
                                 450.01  - 500.00                    6,234,906.04        8.92          112       10.91
                                 500.01  - 550.00                   17,366,863.71       24.86          271       26.39
                                 550.01  - 600.00                   18,085,150.02       25.89          261       25.41
                                 600.01  - 650.00                   12,551,555.13       17.97          162       15.77
                                 650.01  - 700.00                    6,571,604.51        9.41           79        7.69
                                 700.01  - 750.00                    4,005,945.92        5.73           46        4.48
                                 750.01  - 793.00                      951,346.24        1.36            7        0.68

      PREPAY TERM:                 0                                18,246,833.35       26.12          295       28.72
                                  12                                17,298,175.53       24.76          203       19.77
                                  24                                 1,586,593.95        2.27           31        3.02
                                  36                                26,876,265.91       38.47          393       38.27
                                  60                                 5,858,168.60        8.38          105       10.22


      LIEN:                      First Lien                         61,745,457.03       88.38          833       81.11
                                 Second Lien                         8,120,580.31       11.62          194       18.89

      OCCUPANCY:                 Primary                            53,037,796.11       75.91          807       78.58
                                 Non-owner                          16,828,241.23       24.09          220       21.42

      PROPERTY TYPE:             Single Family                      44,222,032.81       63.30          739       71.96
                                 Two-Four Family                     8,962,024.97       12.83          122       11.88
                                 Mixed Use                           7,832,224.50       11.21           73        7.11
                                 Five-Eight Family                   6,790,517.13        9.72           62        6.04
                                 Condominium                         2,059,237.93        2.95           31        3.02

      PURPOSE:                   Cash Out Refinance                 38,169,841.51       54.63          616       59.98
                                 Debt Consolidation                 15,197,462.06       21.75          217       21.13
                                 Purchase                           10,666,120.02       15.27          118       11.49
                                 Rate/Term Refinance                 5,832,613.75        8.35           76        7.40
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        Page 2/3

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOR INTERNAL USE ONLY
                                                   ALL AMOUNTS SUBJECT TO CHANGE
                                                   PRELIMINARY INFORMATION SHEET
                                                              12/05/00

                                            DELTA FUNDING HOME EQUITY LOAN TRUST 2000-4
                                                     Scheduled Balance 12/01/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                      CURRENT
                                                                 PRINCIPAL BALANCE     PCT($)      # OF LOANS   PCT(#)
                                                                -----------------      ------      ----------   ------
      DOCUMENTATION:            Full Documentation                  45,613,262.06       65.29          700       68.16
                                No Income Verification              16,026,240.91       22.94          196       19.08
                                Limited Documentation                6,916,406.10        9.90          112       10.91
                                Stated Income Documentation          1,310,128.27        1.88           19        1.85

      GRADE:                    A                                   40,842,646.26       58.46          520       50.63
                                B                                   11,999,545.14       17.18          196       19.08
                                C                                   11,540,682.57       16.52          204       19.86
                                D                                    5,483,163.37        7.85          107       10.42

      AMORTIZATION:             Fully Amortizing                    69,866,037.34      100.00        1,027      100.00

      STATE:                    Arizona                                103,683.19        0.15            2        0.19
                                Arkansas                               417,291.11        0.60           10        0.97
                                California                              18,930.10        0.03            1        0.10
                                Colorado                               276,372.74        0.40            4        0.39
                                Connecticut                          1,992,791.62        2.85           25        2.43
                                Delaware                               527,983.05        0.76            8        0.78
                                District of Columbia                   333,478.53        0.48            4        0.39
                                Florida                              2,311,162.90        3.31           43        4.19
                                Georgia                              1,448,810.85        2.07           24        2.34
                                Illinois                             5,584,834.78        7.99           71        6.91
                                Indiana                              1,376,616.06        1.97           27        2.63
                                Kansas                                  97,128.16        0.14            3        0.29
                                Kentucky                               201,276.12        0.29            4        0.39
                                Louisiana                              969,412.72        1.39           21        2.04
                                Maine                                  177,047.24        0.25            3        0.29
                                Maryland                             1,768,339.78        2.53           35        3.41
                                Massachusetts                        2,548,277.56        3.65           28        2.73
                                Michigan                             1,305,458.76        1.87           34        3.31
                                Mississippi                            725,302.25        1.04           18        1.75
                                Missouri                             1,865,283.93        2.67           30        2.92
                                Nebraska                                53,990.48        0.08            1        0.10
                                New Hampshire                          364,927.23        0.52            5        0.49
                                New Jersey                           7,225,443.02       10.34           75        7.30
                                New York                            20,827,841.66       29.81          223       21.71
                                North Carolina                       2,738,663.58        3.92           40        3.89
                                Ohio                                 4,367,563.55        6.25           80        7.79
                                Oklahoma                                25,000.00        0.04            1        0.10
                                Oregon                                  74,683.45        0.11            1        0.10
                                Pennsylvania                         7,099,023.33       10.16          152       14.80
                                Rhode Island                           638,120.68        0.91           10        0.97
                                South Carolina                         324,466.13        0.46            7        0.68
                                Tennessee                            1,193,594.65        1.71           20        1.95
                                Vermont                                104,951.06        0.15            1        0.10
                                Virginia                               509,859.22        0.73           10        0.97
                                Washington                              35,000.00        0.05            1        0.10
                                West Virginia                          233,427.85        0.33            5        0.49







------------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        Page 3/3

          Delta Home Equity Loan Trust, Series 2000-4 CLASS A-1 (A(AAA)
                         Price Yield Sensitivity Report

                   Settlement                             12/14/00
                   Class Balance                       $88,350,000
                   Coupon                                   7.240%
                   Cut-off Date                           12/01/00
                   Next Payment Date                      01/15/01
                   Accrued Interest Days                        13
                   Call                                        Yes

                   FRM PPC: 4%-20% CPR over 12 Months
                   ARM PPC: 4%-35% CPR over 30 Months

   --------------------------------------------------------------------------------------------------------------------------------
        Flat           FRM:50% PPC     FRM:75% PPC    FRM:100% PPC    FRM:115% PPC    FRM:150% PPC    FRM:175% PPC    FRM:200% PPC
        Price          ARM:35% PPC     ARM:50% PPC     ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC    ARM:200% PPC
   ================================================================================================================================
         99-16               7.397           7.410           7.423           7.432           7.450           7.465           7.482
         99-17               7.390           7.401           7.413           7.420           7.436           7.448           7.463
         99-18               7.384           7.393           7.402           7.409           7.422           7.432           7.444
         99-19               7.377           7.384           7.392           7.397           7.407           7.415           7.425
         99-20               7.370           7.376           7.381           7.385           7.393           7.399           7.407
         99-21               7.363           7.367           7.371           7.373           7.379           7.383           7.388
   --------------------------------------------------------------------------------------------------------------------------------
         99-22               7.357           7.359           7.360           7.362           7.364           7.366           7.369
         99-23               7.350           7.350           7.350           7.350           7.350           7.350           7.350
         99-24               7.343           7.342           7.340           7.338           7.336           7.334           7.331
         99-25               7.337           7.333           7.329           7.327           7.321           7.317           7.312
         99-26               7.330           7.325           7.319           7.315           7.307           7.301           7.293
         99-27               7.323           7.316           7.308           7.303           7.293           7.285           7.275
         99-28               7.316           7.308           7.298           7.292           7.279           7.268           7.256
         99-29               7.310           7.299           7.288           7.280           7.264           7.252           7.237
         99-30               7.303           7.291           7.277           7.268           7.250           7.236           7.218
         99-31               7.296           7.282           7.267           7.257           7.236           7.219           7.200
   --------------------------------------------------------------------------------------------------------------------------------
        100-00               7.290           7.274           7.256           7.245           7.222           7.203           7.181
   --------------------------------------------------------------------------------------------------------------------------------
        100-01               7.283           7.265           7.246           7.233           7.207           7.187           7.162
        100-02               7.276           7.257           7.236           7.222           7.193           7.171           7.143
        100-03               7.270           7.249           7.225           7.210           7.179           7.154           7.125
        100-04               7.263           7.240           7.215           7.199           7.165           7.138           7.106
        100-05               7.256           7.232           7.205           7.187           7.151           7.122           7.087
        100-06               7.250           7.223           7.194           7.175           7.136           7.106           7.069
        100-07               7.243           7.215           7.184           7.164           7.122           7.090           7.050
        100-08               7.236           7.206           7.174           7.152           7.108           7.073           7.031
        100-09               7.230           7.198           7.163           7.141           7.094           7.057           7.013
        100-10               7.223           7.190           7.153           7.129           7.080           7.041           6.994
   --------------------------------------------------------------------------------------------------------------------------------
        100-11               7.216           7.181           7.143           7.118           7.066           7.025           6.975
        100-12               7.210           7.173           7.132           7.106           7.051           7.009           6.957
        100-13               7.203           7.164           7.122           7.094           7.037           6.993           6.938
        100-14               7.197           7.156           7.112           7.083           7.023           6.976           6.919
        100-15               7.190           7.148           7.101           7.071           7.009           6.960           6.901
        100-16               7.183           7.139           7.091           7.060           6.995           6.944           6.882
   ================================================================================================================================
    WAL (yr)                  6.84            4.94            3.79            3.29            2.58            2.21            1.88
    MDUR (yr)                 4.66            3.69            3.00            2.68            2.19            1.92            1.66
    First Prin Pay        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01
    Last Prin Pay         12/15/18        01/15/14        10/15/10        06/15/09        06/15/07        06/15/06        08/15/05
   --------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.


                 This information is furnished to you solely by
                 Greenwich Capital Markets, Inc. ("GCM") and not
            by the Issuer of the securities or any of its affiliates.
                GCM is acting as underwriter and not as Agent for
               the issuer or its affiliates in connection with the
                              proposed transaction.

GREENWICH CAPITAL MARKETS, INC.        05-Dec-00        21:34:09           [rks]

          Delta Home Equity Loan Trust, Series 2000-4 CLASS A-1 (A(AAA)
                         Price Yield Sensitivity Report

                Settlement                             12/14/00
                Class Balance                       $88,350,000
                Coupon                                   7.240%
                Cut-off Date                           12/01/00
                Next Payment Date                      01/15/01
                Accrued Interest Days                        13
                Call                                         No

                FRM PPC: 4%-20% CPR over 12 Months
                ARM PPC: 4%-35% CPR over 30 Months

   --------------------------------------------------------------------------------------------------------------------------------
        Flat           FRM:50% PPC     FRM:75% PPC    FRM:100% PPC    FRM:115% PPC    FRM:150% PPC    FRM:175% PPC    FRM:200% PPC
        Price          ARM:35% PPC     ARM:50% PPC     ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC    ARM:200% PPC
   ================================================================================================================================
       99-16                 7.396           7.408           7.420           7.429           7.446           7.459           7.476
       99-17                 7.390           7.400           7.410           7.417           7.432           7.444           7.458
       99-18                 7.383           7.391           7.400           7.406           7.418           7.428           7.440
       99-19                 7.376           7.383           7.390           7.395           7.405           7.412           7.422
       99-20                 7.370           7.375           7.380           7.384           7.391           7.397           7.404
       99-21                 7.363           7.367           7.370           7.372           7.377           7.381           7.386
   --------------------------------------------------------------------------------------------------------------------------------
       99-22                 7.357           7.358           7.360           7.361           7.364           7.366           7.368
       99-23                 7.350           7.350           7.350           7.350           7.350           7.350           7.350
       99-24                 7.343           7.342           7.340           7.339           7.336           7.334           7.332
       99-25                 7.337           7.334           7.330           7.328           7.323           7.319           7.314
       99-26                 7.330           7.325           7.320           7.316           7.309           7.303           7.296
       99-27                 7.324           7.317           7.310           7.305           7.295           7.288           7.278
       99-28                 7.317           7.309           7.300           7.294           7.282           7.272           7.261
       99-29                 7.310           7.301           7.290           7.283           7.268           7.257           7.243
       99-30                 7.304           7.292           7.280           7.272           7.255           7.241           7.225
       99-31                 7.297           7.284           7.270           7.260           7.241           7.226           7.207
   --------------------------------------------------------------------------------------------------------------------------------
      100-00                 7.291           7.276           7.260           7.249           7.227           7.210           7.189
   --------------------------------------------------------------------------------------------------------------------------------
      100-01                 7.284           7.268           7.250           7.238           7.214           7.195           7.171
      100-02                 7.278           7.260           7.240           7.227           7.200           7.179           7.154
      100-03                 7.271           7.251           7.230           7.216           7.187           7.164           7.136
      100-04                 7.265           7.243           7.220           7.205           7.173           7.148           7.118
      100-05                 7.258           7.235           7.210           7.194           7.159           7.133           7.100
      100-06                 7.251           7.227           7.200           7.182           7.146           7.117           7.083
      100-07                 7.245           7.219           7.190           7.171           7.132           7.102           7.065
      100-08                 7.238           7.210           7.180           7.160           7.119           7.086           7.047
      100-09                 7.232           7.202           7.170           7.149           7.105           7.071           7.029
      100-10                 7.225           7.194           7.160           7.138           7.092           7.055           7.012
   --------------------------------------------------------------------------------------------------------------------------------
      100-11                 7.219           7.186           7.150           7.127           7.078           7.040           6.994
      100-12                 7.212           7.178           7.140           7.116           7.065           7.025           6.976
      100-13                 7.206           7.170           7.130           7.105           7.051           7.009           6.959
      100-14                 7.199           7.162           7.121           7.094           7.038           6.994           6.941
      100-15                 7.193           7.153           7.111           7.083           7.024           6.979           6.923
      100-16                 7.186           7.145           7.101           7.071           7.011           6.963           6.906
   ================================================================================================================================
    WAL (yr)                  7.23            5.30            4.08            3.54            2.77            2.37            2.02
    MDUR (yr)                 4.75            3.80            3.12            2.79            2.29            2.01            1.75
    First Prin Pay        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01
    Last Prin Pay         10/15/29        11/15/26        01/15/22        05/15/19        02/15/15        11/15/12        03/15/11
   --------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.


                 This information is furnished to you solely by
                 Greenwich Capital Markets, Inc. ("GCM") and not
            by the Issuer of the securities or any of its affiliates.
                GCM is acting as underwriter and not as Agent for
               the issuer or its affiliates in connection with the
                              proposed transaction.

GREENWICH CAPITAL MARKETS, INC.        04-Dec-00        14:56:20           [rks]

                   Delta Home Equity Loan Trust, Series 2000-4
                        Senior-Subordinate O/C Structure
                                     To Call

--------------------------------------------------------------------------------------------------------------------------------
                     -300            -200            -100               0             100             200             300
                ================================================================================================================

Speed               33.00%          29.00%          26.00%          22.00%          20.00%          17.00%          15.00%
BEY                 4.2110          5.2029          6.1948          7.2321          8.2164          9.2845          10.2585
$Px                    105-13          104-05         102-12+         100-04+          97-17+           94-07           90-28


================================================================================================================================
 WAL (yr)            1.96            2.30            2.60            3.12            3.44            4.05            4.57
                ----------------------------------------------------------------------------------------------------------------
 MDUR (yr)           1.82            2.08            2.28            2.61            2.77            3.06            3.25
                ----------------------------------------------------------------------------------------------------------------
 Next Prin Pay     01/15/01        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01        01/15/01
                ----------------------------------------------------------------------------------------------------------------
 Last Prin Pay     08/15/06        07/15/07        05/15/08        10/15/09        09/15/10        06/15/12        11/15/13
--------------------------------------------------------------------------------------------------------------------------------
